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                     ASSET PURCHASE AND ASSIGNMENT AGREEMENT

                          DATED AS OF OCTOBER 21, 1999

                                  BY AND AMONG

                        CET ENVIRONMENTAL SERVICES, INC.

                                       AND

                                 IT CORPORATION



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ASSET PURCHASE AND ASSIGNMENT AGREEMENT, dated as of October 21, 1999, by and among CET ENVIRONMENTAL SERVICES, INC., a California corporation ("CET") ("Seller"), and IT CORPORATION, a California corporation ("Purchaser").

                                   WITNESSETH

     WHEREAS, the Seller is in the business of providing environmental remediation services and related services to public and private customers (the "Business");

     WHEREAS, the Seller desires to sell and assign to Purchaser, and Purchaser desires to purchase and assume from the Seller, certain of the assets associated with the Business, upon the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Assets, Contracts and Rights to be Acquired. Subject to the terms and conditions herein set forth, at the closing (as hereinafter defined in Section 3.B), Seller agrees to sell, assign, transfer and convey to Purchaser, free and clear of all liens, claims rights, interests, charges, pledges and encumbrances (collectively, "Liens") of every kind, nature and description, and Purchaser agrees to purchase, acquire and assume from Seller as of the Closing (but subject to satisfaction of the Condition Precedent, as hereinafter defined) all right, title and interest of Seller in and to the following assets, contracts and rights used in or pertaining to part of the Business:

          A. Contract 68-W7-0016 (effective January 9, 1997) with the United States Environmental Protection Agency ("EPA") related to the provisions of Emergency and Rapid Response Services for Regions 6, 8 and 9 of the EPA, together with applicable delivery orders, purchase orders, and other agreements, if any, entered into in the ordinary course in connection with the performance of the work under such contracts and listed on Schedule "1-A." and copies of which have or shall be delivered to the Purchaser on or before the Closing (collectively, the "EPA Contracts") including the right to Gross Revenues thereunder from the date of closing;

          B. The right of Purchaser to enter into a subcontract with Seller to perform on behalf of Seller the work remaining under Delivery



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               Order 01-10-016 of U.S. EPA Contract 68-S7-000l should Purchaser so elect at the time of Closing.

          C. Sellers' owned machinery, equipment, tools, uniforms, protective gear, office furniture and equipment, wherever located, used in connection with and necessary for the performance of the EPA Contracts, a schedule of which is annexed hereto as Schedule "1.C." (the "EPA Contract Equipment");

          D.   Except as set forth in Section 2 below,

               (i) To the extent assignable, any and all rights of Seller to seek indemnification, reimbursement, contribution, insurance for or other recourse against third parties (including insurers), with respect to any environmental, products, workers compensation or other liability relating to or arising from the performance by the Seller or their subcontractors of the EPA Contracts prior to the Closing or, the ownership, possession, use or operation of any Acquired Asset (including, any damage thereto) (collectively, the "Insurance and Indemnity Rights");

               (ii) All unliquidated and liquidated claims and causes of action of every kind and description which Seller may have against any third party arising out of, in connection with, or relating to any item included within the definition of Acquired Assets for damages actually suffered by, or claims brought against, Purchaser at or after the Closing notwithstanding when the event giving rise to such damages or claims occurred (including any damage to any of the Acquired Assets) (collectively, the "Claim Rights");

               (iii) To the extent transferable, all governmental permits, licenses and other related agreements or instruments held by Seller to which Seller is a party, in each case which are material to, or are used or materially useful in, the ownership or operation of the Acquired Assets;

          E. Certain ancillary assets needed in connection with or, necessary for the performance of the EPA Contracts, and other similar assets used in the performance of the EPA Contracts, a schedule of which is annexed hereto as Schedule "1.E." (the "Ancillary Assets"). Purchaser agrees to provide Seller reasonable access to such assets in connection with performance of its obligations relating to the EPA Contracts and the other assets transferred; and




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          F.   The right to assume upon closing (as defined in Section 3.B) the lease for Seller's facility at 170 West Dayton, Edmonds, Washington annexed at Schedule 1.F hereto.

     The assets, contracts and rights to be sold and assigned by Seller to Purchaser pursuant to this Section 1 are hereinafter collectively referred to as the "Acquired Assets."

     2. Excluded Assets. Except for the Acquired Assets set forth in Section 1 above or as otherwise specifically provided for herein, Purchaser shall not purchase, assume, acquire, or otherwise obtain rights in and to any other assets of the Seller, including, without limitation:

          A. Any and all of Seller's other machinery, equipment, inventory, tools, uniforms, protective gear, office furniture and equipment, real property, patents, trade names, and general intangibles, wherever located, not described in Section 1, specifically equipment used by Seller's offices in Regions 6, 8, and 9; and

          B. All cash, funds in accounts, security deposits, revenues and receivables, including, without limitation, any unbilled receivables due from the EPA under the EPA Contracts for any work performed, services rendered or expenses or costs incurred up to and including, the day of the Closing together with claims, refunds, reimbursements or credits under other contracts (the "Seller Receivables"); and

          C. Any premium refunds or credits owed under the Seller's insurance or indemnity policies or any tax refunds owed to the Seller whether or not related to the EPA Contracts.

               In addition, Seller shall retain any Insurance and Indemnity Rights and/or Claim Rights which the Seller needs or requires, or are materially useful, in (a) recovering, collecting, receiving or obtaining reimbursement from or by the EPA or any third party for expenses incurred prior to the Closing by Seller related to the Acquired Assets, (b) collection of Seller Receivables, but only to the extent so needed, required or materially useful, or
               (c) defending and/or paying and/or satisfying any Non-Assumed Liability Claim (defined in Section 3.D. below) or other liability.

               The excluded assets, contracts and rights set forth in this
               Section 2 are hereinafter collectively referred to as the "Excluded Assets." The Parties acknowledge that the EPA may make payments to Purchaser or Seller to which the other Party is entitled. In such case, the party receiving the payment shall hold in trust the portion



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               of such payment properly payable to the other party and shall promptly forward such sums to the party entitled thereto.

     3. Acquisition of Acquired Assets and Acquired Liabilities; Retention of Liabilities by Seller.

          A.   At the Closing, Seller and Purchaser shall execute:

               (i) A Bill of Sale, Assignment and Assumption Agreement for the Acquired Assets, substantially in the form annexed hereto as Schedule "3.A.(i)"

               (ii) Such other instruments of transfer as Purchaser may reasonably deem necessary to vest in Purchaser sufficient title to the Acquired Assets free and clear of Liens.

          B. Closing. The closing of this transaction (the "Closing") shall occur not more than five (5) business days after receipt by the Parties of written notification from the EPA of the approval of the Novation of EPA Contract 68-W7-0016, or at such other date, time and place as may be mutually agreed upon by the parties hereto (the "Closing Date") at the offices of the IT Corporation, Englewood, CO. The parties hereto agree that time is of the essence with respect to the Closing.

          C. Assumed Obligations. Purchaser shall not assume or become liable for the payment of any debts, liabilities, obligations, setoffs, defenses, losses, wages, employee benefits, COBRA payments, claims, if any, under the Workers Adjustment, Retraining and Notification Act, 29 U.S.C. Section 2101, et seq. or other applicable law, benefit plans, 401k pension plans or collective bargaining agreements (collectively, "Workers' Claims"), accounts payable, bank indebtedness, mortgages, warranties, fines, penalties, or any other obligations of the Seller or any affiliate of the Seller, whether the same are known or unknown, now existing or hereafter arising of whatever nature or character, whether absolute or contingent, liquidated or disputed, except for certain liabilities arising with respect to the EPA Contracts and described on the Schedule of Assumed Obligations annexed hereto as Schedule "3.C." (the "Assumed Liabilities").

          D. Seller shall indemnify and defend Purchaser against all claims (each, a "Non-Assumed Liability Claim") for liabilities or obligations that are not Assumed Liabilities, including, without limitation, Workers' Claims, claims, set-offs or offsets by the EPA under the EPA Contracts relating to work performed by Seller



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               prior to the Closing Date, or claims by third parties or
               creditors of Seller relating to the conduct by Seller of their business prior to Closing, in accordance with the following procedures:

               (i) In the event a Non-Assumed Liability Claim is asserted against Purchaser, Purchaser shall notify Seller, in writing, as soon as practicable after discovery of such Non-Assumed Liability Claim, specifying in reasonable detail the nature of the claim and the amount sought. The Seller shall have the right to assume or direct, through counsel of their own choosing, the defense, prosecution or settlement of any Non-Assumed Liability Claim promptly upon written notice to Purchaser, at their sole cost and expense. If the seller elects to assume the defense of any Non-Assumed Liability Claim, Seller shall keep Purchaser informed as to the status of such litigation or other action and shall not settle such Non-Assumed Liability Claim in a manner which would impose any material burden or obligation on Purchaser without the consent of Purchaser, which consent shall not be unreasonably withheld. The Purchaser may, at its own expense, retain separate counsel to participate in such defense. Purchaser shall provide Seller with such access to its records and personnel relating to any such Non-Assumed as is necessary to defend such Non-Assumed Liability Claim during normal business hours and shall otherwise cooperate with the Seller in the defense or settlement thereof. Prior to resolution of the Non-Assumed Liability Claim, Purchaser shall not pay, or permit to be paid, or seek to offset, reserve for, setoff, deduct or seek a credit against the Payment for all or any part of the Non-Assumed Liability Claim, unless the Seller consents in writing to such payment. If the Seller fails to defend, or if after commencing or undertaking any such defense, the Seller fails to prosecute or withdraws from such defense, the Purchaser shall have the right to defend such claim and to be reimbursed its defense costs (including reasonable counsel fees and expenses) related thereto by Seller, provided that Purchaser shall use its best efforts to settle such claim for the lowest amount possible, and provided that Purchaser shall not be obligated to enter into a settlement pursuant to which it will be required to perform material nonmonetary obligations. Purchaser shall (a) give the Seller prompt written notice (i) of a proposed settlement offer made by the other party, prior to acceptance of such offer or (ii) of an offer Purchaser proposes to make, prior to making such offer, and (b)



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                       request that the Seller consent thereto, which consent
                       shall not be unreasonably withheld. In the event the Seller is unwilling to approve such proposed settlement, the Seller shall have the right to assume or reassume said defense. In the event that Seller neither approves the proposed settlement or assumes or reassumes the defense, Purchaser shall have the right to pay such Non-Assumed Liability Claim at the settled amount and recover the amount of such payment from Seller in accordance with the terms of this Agreement. Any judgment entered against the Purchaser on a Non-Assumed Liability Claim after compliance with this subsection will be fully reimbursed by Seller.

               (ii) In the event that the EPA notifies Purchaser that an audit reveals an overpayment to Seller for work performed or expenses incurred prior to Closing and demands repayment of such amounts or offsets such amounts against payments owed to Purchaser pursuant to the EPA Contracts, Purchaser shall notify Seller of such Non-Assumed Liability Claim as soon as practicable after Purchaser receives notice of such Non-Assumed Liability Claim. The Seller shall have the right to negotiate with the EPA or to participate in applicable dispute resolution mechanisms, at their sole cost and expense. Purchaser shall not pay the EPA for such Non-Assumed Liability Claim without the consent of Seller, unless the failure to pay such Non-Assumed Liability Claim will subject the Purchaser to penalties or affect its ability to bid on or obtain other government contracts or orders, in which case the Purchaser may recover the amount paid by it with respect to such Non-Assumed Liability Claim from Seller. In the event that Seller cannot resolve such Non-Assumed Liability Claim within thirty (30) days after the EPA has withheld, offset or set funds with respect to such Non-Assumed Liability Claim from funds payable to the Purchaser, the Purchaser may recover such withheld, offset or set-off amount from Seller in accordance with this Agreement.

     4.   Purchase Price and Terms.

          A. As consideration for the sale, assignment and delivery of the Acquired Assets by Seller, Purchaser shall assume the Assumed Liabilities and pay to Seller the following amount (collectively, the "Purchase Price"):




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               (i)     At Closing, One Million, Three Hundred Thousand Dollars
                       ($1,300,000) in cash, paid by wire transfer, bank transfer or bank or cashier's check (the "Payment");

     5.   Office Leases and Other EPA Contract Equipment.

          A. Seller will obtain necessary written consent of the Landlord of the Edmonds Washington lease and pay any charges of the Landlord related to obtaining such consent to Purchaser's assumption of that lease.

          B. In the event the Purchaser and the Seller jointly determine, after the date of this Agreement, that the Seller owns any machinery, equipment, tools, uniforms, protective gear, office furniture or equipment, that is not listed as EPA Contract Equipment on Schedule 1.C. annexed hereto, but is used in connection with or is necessary for the performance of the EPA Contracts and is not otherwise required by the Seller in their Business (the "Unscheduled EPA Contract Equipment"), Purchaser shall have the right, but not the obligation, for a period of thirty (30) days after the Closing (which period may be extended upon the written consent of the Seller) to purchase, free and clear of any and all Liens, for cash, or as otherwise mutually agreed, any such Unscheduled EPA Contract Equipment at a mutually agreeable price.

          C. Purchaser shall be entitled to use, in connection with its performance of the EPA contracts, Sellers' management information system computer facilities located at Englewood, CO and any related software, from and after the Closing, without charge, as long thereafter as the system and computer are operated by the Seller; provided, however, that such access shall be limited to read only information and delivery order specific data directly related to the EPA Contracts. Notwithstanding the preceding sentence, Seller shall give Purchaser prompt notice upon learning that such facility will become unavailable and shall cooperate with Purchaser to ensure continued availability of all data on such system.

     6.   Leased Equipment Used to Perform the EPA Contracts.

          A. By notice to Seller up to 30 days after the Closing, Purchaser shall have the option, but not the obligation, to the extent assumable, to elect to assume any or all of Sellers' lease obligations for leased equipment used to perform any jobs or work orders under the EPA Contracts being performed at the time of the Closing, all of which




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               leases, and the periodic rental obligations thereunder, are described on Schedule "6.A." annexed hereto (the "EPA Leased Equipment Leases"). Seller shall take all reasonably necessary action to assume and assign the EPA Leased Equipment Leases, to include satisfying any cure obligations.

     7.   Transfer Taxes.

          A. All sales or transfer taxes, if any, including, but not limited to, document recording fees, sales and excise taxes, arising out of or in connection with the consummation of the transactions contemplated hereby shall be paid by the Purchaser.

     8.   Allocation of Purchase Price.

          A. The parties agree to allocate the aggregate consideration received by Sellers with respect to the acquired assets in accordance with Section 1060 of the Internal Revenue Service Code, as mutually agreed. Subject to the requirements of any applicable tax law or election, all such mutually agreed to allocation shall be used by each party in preparing any filings required pursuant to Section 1060 of the Code or any similar provisions of state or local law and all relevant Income Tax Returns.

     9.   Employees.

          A. Seller and Purchaser agree to reasonably cooperate regarding communications made to the employees of the Seller concerning the transactions contemplated by this Agreement, understanding that Purchaser may wish to contact those employees of the Seller that Purchaser desires to hire or to whom it wishes to offer employment. Notwithstanding the foregoing, Purchaser shall have no obligation to hire or offer to hire any employee of the Seller. With respect to any employee of the Seller, Purchaser shall have no liability for any wages, severance benefits, vacation benefits, COBRA, pension, Workers' Claim, or 401k obligation, collective bargaining agreements or any other benefits owed by the Seller to such employee.

     10.  Conditions Precedent.

          A. All obligations of the Purchaser under this Agreement are subject to the fulfillment of each of the following conditions prior to or at the Closing, any of which conditions may be waived by the Purchaser prior to or at the Closing:



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               (i)     Representations and Warranties. All of the
                       representations, warranties and certifications of the Seller contained in this Agreement shall be true, correct and complete in all material respects on the Closing Date as though all such representations, warranties and certifications were made and given on and as of the Closing Date.

               (ii) Performance by the Seller. Seller shall have performed and complied with all covenants, agreements and conditions required to be performed or complied with by them pursuant to this Agreement prior to or at the Closing.


               (iii) No Restraint on Transactions. There shall be no effective injunction, judgment, decree, restraining order or order of any nature issued against Seller or Purchaser by a court or government agency of competent jurisdiction which shall direct that this Agreement, or any of the transactions contemplated by this Agreement not be consummated as herein or therein provided, nor shall any litigation or other proceeding seeking to enjoin the Closing or any of the transactions contemplated by this Agreement have been instituted or threatened by any Federal, state or local governmental agency of department. No request for voluntary postponement of the Closing Date shall have been received by any party to this Agreement from any Federal, state or local governmental agency or department.

               (iv) No Material Adverse Change. Since September 23, 1999 there shall not have been any material adverse change in the condition of the Acquired Assets that is material in the context of this transaction.

               (v) Novation Approval. The effectiveness of the sale and assignment of the acquired assets, the assumption by Purchaser of the Assumed Liabilities, and all other transactions contemplated by this Agreement shall be subject to the condition that the EPA shall have consented in writing to the assignment or novation from Seller to Purchaser of the EPA Contract 68-W7-0016 by November 30, 1999.

               (vi) Other Consents. The Purchaser or Seller shall have obtained such other consents, estoppels and authorizations, in form and substance satisfactory to the Purchaser, as shall



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                       be reasonably necessary in order for the transactions
                       contemplated by this Agreement to be consummated, including, without limitation, the consents of any secured Parties or creditors.

          B. All obligations of the Seller under this Agreement are subject to the fulfillment of each of the following conditions prior to or at the Closing, any of which conditions may be waived by the Seller prior to or at the Closing:

               (i) The representations, warranties and certifications of Purchaser contained in this Agreement shall be true, correct and complete in all material respects on the Closing Date as though all such representations, warranties and certifications were made and given on and as of the Closing Date.

     11.  Representations of Sellers.

          A. Seller hereby represents and warrants to the Purchaser as follows:

               (i) Organization. CET is a corporation duly organized, validly existing and in good standing under the laws of its respective state of incorporation and has all requisite power and authority, corporate or otherwise, to carry on and conduct its business as now being conducted and to own or lease its properties and assets.

               (ii) Authorization. Seller has the right, power and capacity to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Seller's Board of Directors and this Agreement and validly executed and delivered by Sellers and constitute Seller's legal, valid and binding obligation, enforceable in accordance with its terms.

               (iii)   Ownership of Acquired Assets.

                       (x) To the best of the knowledge, information and belief of the officers of Seller, the Schedules referenced in Schedules 1.A, 1.C. and 1.E hereof set forth a complete and accurate list and description of




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                            Acquired Assets that are being sold or assigned to
                            Purchaser;

                       (y) Seller has good and valid title to and owns all of the Acquired Assets being sold to Purchaser hereunder, including all rights under the EPA Contracts and the Ancillary Assets.

               (iv) No Brokerage. No finder or broker was consulted by Seller or was involved in the sale and assignment transactions contemplated by this Agreement or has any other basis upon which to claim a fee or commission, except Seller retained a broker, Sanders Morris & Mundy, and will be solely responsible for paying all fees or commissions.

               (v) Compliance with Law. Seller has not received any notice of, and has no actual knowledge of, any claimed violation with respect to any law, ordinance, regulation or court order applicable to the Acquired Assets which remains uncured, except as disclosed to in this Agreement and applicable Schedules thereto.


               (vi) Labor Matters. Seller is not a party to, or bound by, any collective bargaining agreements, and no representation question exists with respect to Seller's employees except as set forth on Schedule 11.A.(vi). Seller is not subject to any liabilities to its employees under the Worker Adjustment and Retraining Notification Act (the "WARN Act"), 29 U.S.C. Section 2101 et. seq.


               (vii) Permits. Schedule 11.A.(vii) sets forth a true, correct and complete list of all licenses and permits in connection with the performance of the EPA Contracts (the "Permits") including, without limitation, those issued or required under Environmental Laws (as hereinafter defined) and those relating to the occupancy or use of the Edmonds Office issued to or held by Sellers, except for those the absence of which would not have any material adverse effect on the assets, business, financial condition, results of operations or future prospects of the Seller taken as a whole. Such listed Permits are the only Permits that are required for the Seller to perform the EPA Contracts, except for those the absence of which would not have any material adverse effect on the assets, business, financial condition, results of operations or future prospects of Seller



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                       in the performance of the EPA Contracts. Each such Permit
                       is in full force and effect and, to the knowledge of Seller, no suspension or cancellation of such Permit is threatened and there is no reasonable basis for believing that any such Permit will not be renewable upon expiration. Except as set forth in Schedule 11.A.(viii), each such Permit is assignable by the Seller to the Purchaser without the consent or approval of any party and will continue in full force and effect following the Closing except to the extent such Permit is not assignable or assumable by law. To the extent a Permit is assignable, Seller agrees to assist in the assignment of such Permit by Purchaser.

               (viii)  Environmental Matters.

                       (a) Except as set forth in Schedule 11.A.(viii)(a), Seller has complied in all material respects with all applicable Environmental Laws (as defined below) in performing the EPA Contracts. There is no pending or, to the knowledge of Seller, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the EPA Contracts. For purposes of this Agreement, "Environmental Law" means any federal, state or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including, without limitation, any statute, regulation or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous substances, or solid or hazardous waste, including, without limitation, emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wildlife, marine sanctuaries and wetlands, including, without limitation, all endangered and threatened species; (vi) storage tanks, vessels and containers; (vii) underground and other storage tanks or vessels, abandoned, disposed or discarded barrels, containers and other closed receptacles;




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                            (viii) health and safety of employees and other
                            persons; and (ix) manufacture, processing, use, distribution, treatment, storage, disposal, transportation or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or oil or petroleum products or solid or hazardous waste. As used herein, the terms "release" and "environment" shall have the meaning set forth in the federal Comprehensive Environmental Compensation, Liability and Response Act of 1980 ("CERCLA").


                       (b) Except as set forth in Schedule 11.A.(viii)(b), there have been no releases of any Materials of Environmental Concern (as defined below) into the environmental at any parcel of real property or any facility used in the performance of the EPA Contracts formerly or currently owned, operated or controlled by the Seller. With respect to any such releases of Materials of Environmental Concern, Seller has given all required notices to Governmental Entities (true, correct and complete copies of which have been previously provided to the Purchaser). Seller is not aware of any releases of Materials of Environmental Concern at parcels of real property or facilities used in the performance of the EPA Contracts owned, operated or controlled by Seller. For purposes of this Agreement, "Materials of Environmental Concern" means any chemicals, pollutants or contaminants, hazardous substances (as such term is defined under CERCLA), solid wastes and hazardous wastes (as such terms are defined under the Federal Resources Conservation and Recovery Act), toxic materials, oil or petroleum and petroleum products.

                       (c) Schedule 11.A.(viii)(c) sets forth a true, correct and complete list of all environmental reports, investigations and audits (whether conducted by or on behalf of the Seller or a third party, and whether done at the initiative of the Sellers or directed by a Governmental Entity or other third party) issued or conducted during the past five years relating to the Edmonds Office. True, correct and complete copies of each such report, or the results of each such investigation or audit, which are in the possession, or control of Seller, have previously been provided to the Purchaser.

                       (d) Schedule 11.A.(viii)(d) sets forth a true, correct and complete list of all of the solid and hazardous waste transporters and treatment, storage and disposal facilities used in the performance of the EPA Contracts that have been owned or operated by Seller since September 23, 1999. Seller is not aware of any material environmental liability against Seller with respect to any such transporter or facility.

               (ix) Government Contracts. Except as disclosed in Schedule 11.A.(ix), Sellers have not been suspended or debarred from bidding on contracts or subcontracts with any governmental entity; no such suspension or debarment has been initiated or, to the knowledge of Sellers, threatened; and the consummation of the transactions contemplated by this Agreement will not result in any such suspension or debarment of any Seller or the Purchaser (assuming that no such suspension or debarment will result solely from the identity of the Purchaser). The Sellers have not been or are not now being audited or investigated relative to the EPA Contracts by the United States Government Accounting Office, the United States Department of Defense or any of its agencies, the Defense Contract Audit Agency, the United States Department of Justice, the Inspector General of any United States governmental entity, or any prime contractor with a governmental entity; nor, to the knowledge of the Sellers, has any such audit or investigation been threatened except with respect to the Government Contract Suspension referenced in Schedule 11.A.(ix). Except as disclosed in Schedule 11.A.(ix), to the knowledge of the Sellers, there is no valid basis for (a) the suspension or debarment of the Sellers from bidding on contracts or subcontracts with any Governmental Entity or (b) any claim pursuant to an audit or investigation by any of the entities named in the previous sentence with respect to the EPA Contracts. Seller is not a party to any agreement, contract or commitment, which requires such any Seller to obtain or maintain a security clearance with any Governmental Entity.

     12. Price Adjustment for Acquired Assets. To the extent it is discovered prior to transfer of title or ownership to Purchaser that any Acquired Assets listed on the Schedules annexed hereto are not owned by the Sellers as of the Closing or Sellers are otherwise unable to transfer to Purchaser title to such Acquired Assets, free and clear of Liens, Seller shall retain such asset and Purchaser shall be entitled to a credit against the payment on the value of such asset.


     13.  Representations of Purchaser.

          A. Purchaser hereby represents and warrants to the Sellers as follows:

               (i) Organization. Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the state of California and has all requisite power and authority, corporate or otherwise, to carry on and conduct its business as now being conducted and to own or lease its properties and assets.

               (ii) Authorization. Purchaser has the right, power and capacity to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly executed and delivered by Purchaser and constitute Purchaser's legal, valid and binding obligation, enforceable in accordance with its terms.

               (iii) Qualification. As of the Closing, Purchaser (x) (1) has performed services for the EPA within the past two (2) years, and (2) has not had a contract with the EPA or a contractor of the EPA be terminated for cause within the past five (5) years, or (y) is unaware of any reason why the EPA would not approve an assignment (or novation) of the EPA Contracts to Purchaser.

               (iv) No Brokerage. No broker was involved in the sale and assignment transactions contemplated by the Agreement.

     14. Warranties by Seller. Purchaser acknowledges that Seller is making no express or implied warranty or representation as to condition, merchantability or suitability as to any of the Acquired Assets and that Purchaser takes the Acquired Assets of Sellers "as is" and "where is"; provided, however, that Purchaser shall not be obligated to take title to:

          (a) contaminated EPA Contract Equipment not located on an active EPA Contract job site, unless Sellers agree to cause or pay for the decontamination of same; or

          (b) any EPA Contract Equipment which is incapable of being used for the original purpose for which it was intended.

     15.  Cooperation.

          A. Prior to Closing, Seller and Purchaser agree to cooperate in all material respects with each other to afford access to their respective personnel and representatives, and they shall provide such information concerning the Business, the EPA Contracts and any Acquired Assets that may be reasonably requested by the other party.

          B. Purchaser agrees to cooperate and assist, without charge, with any reasonable request by Seller to provide at Seller's expense, copies of records, documents or other information needed in connection with an audit or examination by the EPA, other government agency or third party and not otherwise, whether formal or informal, of any jobs or work performed or invoices rendered by the Sellers prior to closing.

          C. Sellers and Purchaser shall cooperate and assist each other in attempting to obtain the approval of the novation of the EPA contracts from the EPA and all other consents or approvals required hereunder.

     16.  Records Maintenance.

          From and after the date of this Agreement, the parties shall preserve all books, records, and other documents, materials, and information relevant to the representations, warranties, and covenants set forth in this Agreement for a period of six years following the date of this Agreement or for such larger period as the rights of the parties hereunder may exist.

     17. Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and transmitted by facsimile or delivered in person, or mailed by registered or certified mail, postage prepaid, addressed to the parties, at the following address or to such changed address as such party may have fixed for such notices. Any notice to change of address shall be effective only upon receipt. All notices given by facsimile transmissions shall be deemed given on the date of delivery; all notice given by registered or certified mail shall be deemed given on the date placed in the mail.

          If to Seller:       CET Environmental Services Inc.
                              7032 S. Revere Parkway
                              Englewood, CO 80112
                              Attention: Steven H. Davis
                              Telephone: 720/875-9115
                              Facsimile: 720/875-9114

          If to Purchaser:    IT Corporation
                              2790 Mosside Boulevard
                              Monroeville, PA 15146-2792
                              Attention: Paul C. Smith, Esq.
                              Telephone: 412/372-7701
                              Facsimile: 412/858-3997


     18. Noncompetition. Seller agrees that it will not seek, either directly or indirectly, as a prime contractor or subcontractor, to obtain contract or subcontract awards for the performance of emergency and rapid response service with the U.S. Environmental Protection Agency for a period of five (5) years from the date of this Agreement.

     19. Entire Agreement. This Agreement, including the Schedules hereto, sets forth the entire agreement and understanding between and among the parties as to the subject matter hereof and merges and supersedes all prior discussions, arrangements and understandings of every kind and nature between them, and no party hereto shall be bound by any condition, definition, warranty or representation other than as expressly provided for in this Agreement or as may be on a date subsequent to the date hereof duly set forth in writing signed by an authorized officer of the party to be charged, and this Agreement may not discharged except by performance in accordance with its terms or by a writing signed by an authorized officer of the party to be charged.

     20. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction, as to such jurisdiction, shall be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     21. Dispute Resolution and Arbitration. In the event that any dispute arises between the parties pertaining to the subject matter of this Agreement, and the parties, through the senior management of Seller and Purchaser, are unable to resolve such dispute within a reasonable time through negotiations and mediation efforts by senior executives of both parties, such dispute shall be resolved as set forth in this Section 21.

     (a) The procedures of this Section 21 may be initiated by a written notice ("Dispute Notice") given by one party ("Claimant") to the other, but not before thirty (30) days have passed during which the parties have been unable to reach a resolution as described above. The Dispute Notice shall be accompanied by (i) a statement of the Claimant describing the dispute in reasonable detail and (ii) documentation, if any, supporting the Claimant's position on the dispute. Within twenty
          (20) days after the other party's ("Respondent") receipt of the Dispute Notice and accompanying materials, the parties shall submit the dispute to binding arbitration in the Colorado area under the commercial rules of the American Arbitration Association.

     (b) Any award arising out of arbitration (i) shall be binding and conclusive upon the parties; (ii) shall be limited to a holding for or against a party, and affording such monetary remedy as is deemed equitable, just and within the scope of this Agreement; (iii) may not include special, incidental, consequential or punitive damages; (iv) may in appropriate circumstances include injunctive relief; and (v) may be entered in court in accordance with the United States Arbitration Act.

     (c) The arbitrator may not limit, expand or otherwise modify the terms of this Agreement.

     (d) The laws of the State of California shall apply to any mediation, arbitration, or litigation arising under this Agreement.

     (e) Each party shall bear its own expenses incurred in any mediation, arbitration or litigation, but any expenses related to the compensation and the costs of any mediator or arbitrator shall be borne equally by the parties to the dispute.

     (f) A request by a party to a court for interim measures necessary to preserve a party's rights and remedies for resolution pursuant to this
          Section 21 shall not be deemed a waiver of the agreement to arbitrate.

     (g) The parties, their representatives, other participants and the mediator or arbitrator shall hold the existence, content and result of arbitration in confidence.

     (h) Any claim by Purchaser for indemnity or reimbursement from Seller for a "Non-Assumed Liability Claim" under Section 3.D need not be first submitted to arbitration under this Article 21, but Purchaser may instead elect to proceed directly under Section 22.

     22. Jurisdiction; Court Proceedings; Waiver of Jury Trial. Subject to the provisions of Section 21, any suit, action or proceeding against any party to this Agreement arising out of or relating to this Agreement shall be brought in any Federal or state court located in the State of California or Colorado and each of the parties hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. A final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent that service of process by mail is permitted by Applicable Law, each party irrevocably consents to the service of process in any such suit, action or proceeding in such courts by the mailing of such process by registered or certified mail, postage prepaid, at its address for notices provided for herein. Each party irrevocably agrees not to assert (a) any objection which it may ever have to the laying of venue of any such suit, action or proceeding in any Federal or state court located in the Commonwealth of Pennsylvania and (b) any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each party waives any right to a trial by jury, to the extent lawful.

     23. Non-Assignment of EPA Contracts. On and after the Closing, Purchaser shall not assign, transfer or novate its interest in and to the EPA Contracts without the prior written consent of the Seller; provided, however, that the Purchaser may assign the EPA Contracts to an affiliate or subsidiary or to a purchaser as part of a sale of the Purchaser to a third party, subject to the terms and conditions contained herein. This section shall survive the Closing.

     24.  Sections 3.C, 3.D, 5, 8, 9, 12, 14, 15, 16, 17, 18, 19, 20, 21, 22 and
          23 shall survive the Closing.

     25. Counterparts. This Agreement may be signed in two counterparts, each of which shall be treated as an original, but which when taken together, shall constitute one and the same instrument.


                    [This space is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed in their respective names by their respective duly authorized officers or representatives on the day and year first above written.


                                       CET Environmental Services, Inc.

                                       By:
                                           -------------------------------------
                                       Name: Steven H. Davis
                                             -----------------------------------
                                       Title: President
                                              ----------------------------------

                                       IT Corporation

                                       By: /s/ BENJAMIN J. KOSEK
                                           -------------------------------------
                                       Name: Benjamin J. Kosek
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed in their respective names by their respective duly authorized officers or representatives on the day and year first above written.


                                       CET Environmental Services, Inc.

                                       BY: /s/ STEVEN H. DAVIS
                                           -------------------------------------
                                       NAME: Steven H. Davis
                                             -----------------------------------
                                       TITLE: President
                                              ----------------------------------

                                       IT Corporation

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                                                    SCHEDULE 1.A
                                                                    EPA CONTRACT


1. Contract 68-W-0016 (effective January 9, 1997), with the EPA related to the provisions of Emergency and Rapid Response Services for Regions 6, 8 and 9 of the EPA, and the following delivery orders attached hereto.

                                  HARBOR SQUARE
                                     OFFICE



1. PARTIES: This Lease, dated for reference purposes only November 24, 1997, is made by and between HARBOR SQUARE ASSOCIATES (hereinafter called "Landlord") and CET ENVIRONMENTAL SERVICES, INC. a California Corporation (hereinafter called "Tenant").

2. PREMISES: Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain space (hereinafter called "Premises"), containing approximately 6,920 square feet of floor area, being Suite 106 A AND 203 in Building 5, located at 170 West Dayton, Edmonds, Snohomish County, Washington. The approximate dimensions of said Premises are delineated in Exhibit "A" and Exhibit "A-2" attached hereto and are located on property more particularly described on Exhibit "A-1" attached hereto.

Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed.

3. USE: Tenant shall use the Premises for GENERAL OFFICE and shall not use or permit the Premises to be used for any other purposes without the prior written consent of Landlord.

4. TERM: Lease Term shall be THREE (3) FULL YEARS.

In the event the Premises are complete, the term of this Lease shall commence as of APRIL 1, 1998. This Lease shall commence as of the date hereof and shall continue thereafter during the Lease Term specified herein above, unless sooner terminated as hereinafter provided in this Lease. Said Lease Term shall be computed from the first day of January of the year following the date when the obligation to pay any rental under this Lease first arises. The Lease shall terminate on MARCH 31, 2001. * Unless extended as provided in Addendum 1 attached hereto.

In the event the Premises are not presently complete, Landlord agrees to deliver to Tenant, and Tenant agrees to accept from Landlord possession of the Premises forthwith upon substantial completion of the Premises as described in Exhibit "B" attached hereto and incorporated herein by reference.

Landlord agrees that it will, at its sole cost and expense as soon as is reasonably possible after the execution of this Lease commence and pursue to completion the improvements to be erected by Landlord to the extent shown on the attached Exhibit "B" labeled "Description of Landlord's Work and Tenant's Work".

The term "Substantial Completion of the Premises" is defined as the date on which Landlord, its Agent or its Project Architect notifies Tenant in writing that the Premises are substantially complete to the extent of Landlord's Work specified in Exhibit "B" hereof, with the exception of such work as Landlord cannot complete until Tenant performs necessary portions of its work. Tenant shall commence the installation of fixtures, equipment and any of Tenant's work as set forth in said Exhibit "B" promptly upon substantial completion of Landlord's Work in the Premises and shall diligently prosecute such installation to completion, and shall open the Premises for business not later than the date specified for commencement of Monthly Base Rent in Article 5 hereof.

5. MONTHLY BASE RENT: Tenant agrees to pay to Landlord as Rent, without notice or demand, the monthly sum of EIGHT THOUSAND AND SEVENTY THREE AND 00/100's ($8,073.00) DOLLARS commencing APRIL 1,1998 and a like sum, in advance, on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent and deposit referred to in Paragraph 6 herein, shall be paid upon the execution hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a pro-rated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be paid to Landlord without deduction or offset, in lawful money of the United States of America, at such place as Landlord may from time to time designate in writing.

     5A. The Monthly Base Rent shall be subject to increase on each annual anniversary of the commencement of the term of this Lease. The base for computing the increase is the Consumer Price Index all Urban Consumers U.S. City Average (1982-84) = 100), published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is in effect on the ninetieth (90th) day preceding the date of the commencement of the term ("Beginning Index"). The Index published and in effect on the ninetieth (90th) day preceding each anniversary of the commencement of the term of this Lease ("Extension Index") is to be used in determine the amount of the increase from one year to the next. Beginning with the rent due on and after the first anniversary of the commencement of the term of this Lease, and on and after each subsequent anniversary, the Base Monthly Rent shall be increased to equal the product achieved by multiplying the initial full base monthly rent due with respect to the month immediately preceding such anniversary date by a fraction. On the first anniversary of the Commencement Date, the numerator of the fraction will be the Extension Index and the denominator will be the Beginning Index. On the second and any subsequent anniversaries of the Commencement Date, the numerator of the fraction will be the current Extension Index and the denominator will be the Extension Index used to calculate the previous year's rental increase. If there is a decline from one lease year to the next in the Extension Index, the monthly rent due during the subsequent lease year shall equal the monthly rent due during the then present lease year. Notwithstanding anything contained herein to the contrary, in no event shall base rent increase more than 4% on each adjustment date.

   If the Index is changed so that the base year differs from that in effect when the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

6. SECURITY DEPOSIT: Tenant shall deposit with Landlord the sum of EIGHT THOUSAND EIGHT HUNDRED AND SEVENTY FOUR AND 57/100'S ($8,874.57) DOLLARS. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant hereof. If Tenant defaults with respect to any provision of this Lease including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum of default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied Tenant shall, within five (5) days written demand therefore, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a default under this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within the ten (10) days following expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

7. ADDITIONAL CHARGES:

I. In addition to the Minimum Rent provided in Article 5 above, Tenant shall pay to Landlord the following items, hereinafter called "Adjustments" Payment for the Adjustments will commence MARCH 1, 1998. Base year 1997 cost per square foot of $1.39 or $644.96 per month. The Adjustments are as follows:

     (a) All real estate taxes and insurance premiums on the Premises, including land, building and improvements thereon. Said real estate taxes shall include all real estate taxes and assessments that are levied upon and/or assessed against the Premises. Said insurance shall include all insurance premiums for fire, extended coverage, liability, and any other insurance that Landlord deems necessary on the Premises. Said taxes and insurance premiums for the purpose of this provision shall be reasonably apportioned in accordance with the total floor area of the Premises as it relates to the total rentable floor area of the building or buildings of which the Premises are a part, (provided, however, that if any tenants in said building or buildings pay taxes directly to any taxing authority or carry their own insurance, as may be provided in their lease, their square footage shall not be deemed a part of the floor area). Any additional amount in insurance premium in excess of the norm for the building or buildings due to the specific nature of Tenant's business, shall be borne by the Tenant.

     (b) That percent of the total cost of the following items as Tenant's total floor area bears to the total floor area of the building which is from time to time completed as of the first day of each calendar quarter. Tenant's proportionate share (23.65%) of the total cost of the following items:


       (i) All real estate taxes including assessments, all insurance costs, and all costs to maintain, repair or replace common areas, parking lots, sidewalks, driveways, and other areas used in common by the tenants of the Building.

       (ii) All costs to supervise and administer said common areas, parking lots, sidewalks, driveways, and other areas used in common by the tenants or occupants of the Building. Said costs shall include such fees as may be paid to a third party in connection with same and shall in any event include a fee to Landlord to supervise and administer same in an amount equal to ten (10%) percent of the total costs of (I) above.


       (iii) Any parking charges, utilities surcharges, or any other costs levied, assessed, imposed by or at the direction of or resulting from statutes or regulations or interpretations thereof, promulgated by any governmental authority in connection with the use or occupancy of the Premises or the parking facilities serving the Premises.

       (iv) All rental taxes (other than Federal or State income taxes) levied by any law, statute or ordinance presently in effect or enacted during the term of this Lease.

II. Upon commencement of rental Landlord shall submit to Tenant a statement of the anticipated monthly Adjustments for the period between such commencement and the following January and Tenant shall pay same and all subsequent monthly payments in advance on the first day of each month. Tenant shall continue to make said monthly payments until notified by Landlord of a change thereof. By March 1 of each year, Landlord shall endeavor to give Tenant a statement showing the total actual Adjustments for the Building for the prior calendar year and Tenant's allocable share thereof, prorated from the commencement of payment for Adjustments. In the event the total of the monthly payments which Tenant has made for the prior calendar year are less than the actual share of such Adjustments, then Tenant shall pay the difference in a lump sum within ten (10) days after receipt of such statement from Landlord and shall concurrently pay the difference between the monthly payments made in the then-current calendar year and the amount of monthly payments which are then calculated as monthly Adjustments based on the prior year's experience. Any overpayment by Tenant shall be credited towards the monthly Adjustments next coming due. The actual Adjustments for the prior year shall be used for purposes of calculating the anticipated monthly Adjustments for the then-current year with the actual determination of such Adjustments after each calendar year as above provided; excepting that in any year in which resurfacing is contemplated, Landlord shall be permitted to include the anticipated cost of same as part of the estimated monthly Adjustments. Even though the term has expired and Tenant has vacated the premises, when the final determination is made of Tenant's share of said Adjustments for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated Adjustments previously paid and, conversely, any overpayment made shall be immediately rebated by Landlord to Tenant.

8. USES PROHIBITED: Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises.

9. COMPLIANCE WITH THE LAW: Tenant shall not use the Premises, or permit anything to be done in or about the Premises, which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force an with the requirements of any board of fire underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's Improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

10. ALTERATIONS AND ADDITIONS: Tenant shall not make or allow to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord, and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall at once become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense and any structural work shall be done by a contractor licensed and bonded by the State of Washington. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the term at Tenant's sole cost and expense, forthwith and with all due diligence remove any alternations additions or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the premises caused by such removal.

11. REPAIRS: Notwithstanding the provisions of Article 10 hereinabove, Landlord shall repair and maintain the structural portions of the Building including the exterior walls and roof, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees, invitees, or any damage caused by breaking and entering, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 25 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein, Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair. Tenant shall keep, maintain and preserve the Premises in first class condition and repair, and shall, when and if needed, at Tenant's sole cost and expense, make all repairs to the Premises and every part thereof. Tenant shall upon the expiration or sooner termination of the term hereof, surrender the Premises to Landlord in the same condition as when received, usual and ordinary wear and tear excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. The parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises, the Building, the Project or the Common Area except as specifically herein set forth.

12. LIENS: Tenant shall keep the Premises and the property in which the Premises are situated from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant, Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times the estimated cost of any improvements, additions, or alterations in the Premises which the Tenant desires to make, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

13. ASSIGNMENT AND SUBLETTING: Tenant shall not either voluntarily, or by operation of law, assign, transfer, mortgage, pledge hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees agents, servants and invitees of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without the written consent of Landlord first had and obtained. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Consent to any such assignment or subletting shall in no way relieve Tenant of any liability under this Lease.

    Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord constitute a default under the terms of this Lease.

    In the event that Landlord shall consent to a sublease or assignment hereunder, Tenant shall pay Landlord Five Hundred and no/l00s ($500.00) Dollars, incurred in connection with the processing of documents necessary to giving of such consent.

14. HOLD HARMLESS: Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work, or other things done, permitted or suffered by the Tenant or about the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach of default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorney's fees, and liabilities incurred in or about the defense of any such claim or any action or preceding brought thereon and in case any action or proceeding be brought against Landlord by reason of such claim, Tenant upon notice from

Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord, Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

    Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances, or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees, Landlord or its agents shall not be liable for interference with the light, air, or for any latent defect in the Premises. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises.

    Neither Landlord nor any partner, director, officer, agent or employee of Landlord shall be liable to Tenant or its partners, directors, officers, contractors, agents, employees, invitees, sublessees or licensees, for any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless solely caused by or solely resulting from the gross negligence or willful misconduct of Landlord or its employees in the operation or maintenance of the Premises, the Building, or the Project without contributory negligence on the part of Tenant or any of its sublessees or licensees or its or their employees, agents or contractors, or any other lessees or occupants of the Building or Project. Further, neither Landlord nor any partner, director, officer, agent or employee of Landlord shall be liable (I) for any such damage caused by other lessees or persons in or about the Building or Project, or caused by quasi-public work; or
(ii) for consequential damages arising out of any loss of the use of the Premises of any equipment or facilities therein by Tenant or any person claiming through or under Tenant.

15. SUBROGATION: As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers to obtain said waivers. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

16. LIABILITY INSURANCE:

     16A Tenant shall, during the term hereof and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

         1. Standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All Risk") and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Project including, without limitation, furniture, fittings, installations, fixtures (other than Tenant Improvements installed by Landlord), and any other personal property, in an amount not less than ninety percent (90%) of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or any mortgagees of Landlord shall be conclusive. This insurance policy shall also be upon direct or indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Premises, Building or Project in an amount as will property reimburse Tenant. Such policy shall name Landlord and any mortgagees of Landlord as insured parties, as their respective interest may appear.

          2. Comprehensive General Liability Insurance insuring Tenant against any liability arising out of the lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of $1,000,000 Combined Single Limit for injury to or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence, with such liability amount to be adjusted from year to year to reflect increases in the Consumer Price Index. The policy shall insure the hazards of the Premises and Tenant's Operations thereon, independent contractors, contractual liability (covering the indemnity contained in Paragraph 20 hereof and shall (a) name Landlord as an additional insured, (b) contain a cross liability provision and (c) contain a provision that the insurance provided the Landlord hereunder shall be primary and non-contributing with any other insurance available to the Landlord.


         3. Workers' Compensation and Employer's Liability insurance (as required by state law).

         4. Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

     16B All policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies holding a General Policyholders Rating of "A" and a Financial Rating of "X" or better, as set forth in the most current issue of Best's Insurance Reports. Within ten (10) days after the execution of this Lease, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancelable or reducible in coverage except after thirty (30) days' prior written notice to Landlord. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as additional rent. If Landlord obtains any insurance that is the responsibility of Tenant under this Paragraph, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed.

17. UTILITIES: Tenant shall pay for all water, gas, heat, light, power, sewer charges, telephone service and all other services and utilities supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to tenant, Tenant shall pay to Landlord a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises.

18. PERSONAL PROPERTY TAXES: Tenant shall pay, or cause to be paid, before delinquency any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the Premises. In the Event any or all of the Tenant's leasehold improvements equipment, furniture, fixtures and other personal property shall be assessed and taxed with the real property. Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

19. RULES AND REGULATIONS: Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate and/or modify. The rules and regulations shall be binding upon the Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules and regulations by any other tenants or occupants.

20. HOLDING OVER: If Tenant remains in possession of the Premises or any part thereof with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of 150% the last Monthly Minimum Rent, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

21. ENTRY BY LANDLORD: Landlord reserves, and shall at any and all times have the right to enter the Premises to inspect the same, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, to repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, unless caused by Landlord negligence. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

22. TENANT'S DEFAULT: The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.

     22A. The vacating or abandonment of the Premises by Tenant.

     22B. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five 5) days after verbal or written notice thereof by Landlord to Tenant.

     22C. The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 22B above, where such failure shall continue for a period of thirty (30) days after written notice hereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) days period and thereafter diligently prosecutes such cure to completion.

     22D. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days; or the appointment of a trustee or a receiver to take possession of substantially all of Tenants assets located at the Premises or of Tenants interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

23. REMEDIES IN DEFAULT: In the event of any such default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach;

     23A. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to; the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises; reasonable attorney's fees; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent and other charges and Adjustments called for herein for the balance of the term after the time of such award exceeds the amount of such loss for the same period that Tenant proves could be reasonably avoided; and that portion of any leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of twelve (12%) percent per annum; or,

     23B. Maintain Tenant's right to possession in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent and any other charges and Adjustments as may become due hereunder; or

     23C. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State in which the Premises are located.

24. DEFAULT BY LANDLORD: Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after the receipt of written notice of default by Landlord and by the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation, provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty
(30) days period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default and Tenant's remedies shall be limited to damages and/or an injunction.

25. RECONSTRUCTION: In the event the Premises are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the Minimum Rent from the date of damage and while such repairs are being made, such proportionate reduction to be based upon the extent to which the damage and making of such repairs shall reasonably interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

     In the event the Premises are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) percent of the then full replacement cost of the premises. In the event the destruction of the Premises is to an extent of ten (10%) percent or more of the full replacement cost then Landlord shall have the option; (1) to repair or restore such damage, this Lease continuing in full force and effect, but the Monthly Base Rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within sixty (60) days after such damage, terminating this Lease as of the date specified in such notice, which date shall be no more than thirty (30) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Monthly Base Rent, reduced by as proportionate reduction, based upon the extent, if any, to which such damage interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said such termination.

          Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twenty-four months of the term of this Lease or any extension thereof.

          Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any leasehold improvements, fixtures, or other personal property of Tenant.

     26. EMINENT DOMAIN: If more than twenty-five (25%) percent of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, within sixty (60) days after said taking, to terminate this Lease upon thirty (30) days written notice. If either less than or more than 25% of the Premises are taken (and neither party elects to terminate as herein provided), the Monthly Base Rent thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premise may be so taken or appropriated, Landlord shall within sixty (60) days of said taking have the right at its option to terminate this Lease upon written notice to Tenant. In the event of any taking or appropriation whatsoever, Landlord shall be entitled to any and all awards and/or settlements which may be given and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

     27. TENANT'S STATEMENT: Tenant shall at any time and from time to time upon not less than five (5) days prior written notice from Landlord execute, acknowledge and deliver to Landlord, and to any Lender of Landlord, a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any incurred defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed, and (c) setting forth the date of commencement of rents and expiration of the term hereof. Any such statement may be relied upon by any prospective purchaser or encumbrance of all or any portion of the real property of which the Premises are a part.

     28. PARKING AND COMMON AREAS: Landlord covenants that common and parking areas shall be at all times available for the non-exclusive use of Tenant during the full term of this Lease or any extension term hereof, provided that the condemnation or other taking by any public authority, or sale in lieu of condemnation, of any or all of such common and parking areas shall not constitute a violation of this covenant. Landlord reserves the right to change the entrances, exits, traffic lanes and the boundaries and locations of such parking area or areas.

          28A. Prior to the date of Tenant's opening for business in the Premises, Landlord shall cause said common and parking area of areas to be graded, surfaced, marked and landscaped at no expense to Tenant.

          28B. The Landlord shall keep said automobile parking and common areas in a neat, clean and orderly condition, and shall repair any damage to the facilities thereof.

          28C. Tenant, for the use and benefit of Tenant, its agents, employees, customers, licensees and sub-tenants, shall have the non-exclusive right in common with Landlord, and other present and future owners, tenants and their agents, employees, customers, licensees and sub-tenants, to use said common and parking areas during the entire term of this Lease, or any extension thereof, for ingress and egress, and automobile parking.

          28D. The Tenant, in the use of said common and parking areas, agrees to comply with such reasonable rules, regulations and charges for parking as the Landlord may adopt from time to time for the orderly and proper operation of said common and parking area. Such rules may include but shall not be limited to the following; (1) The restricting of employee parking to a limited, designated area or areas; and (2) The regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and cost and expense of Tenant.

     29.  AUTHORITY OF PARTIES:

          29A. Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation, a copy of which is attached hereto, in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

          29B. Limited Partnerships. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners, or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

     30. SIGNS: No sign, picture, advertisement or notice shall be displayed, inscribed, painted or affixed to any of the glass or woodwork of the premises hereby demised, except such as shall be approved by the Landlord in writing, and shall be painted by a sign painter designated by the Landlord, no signs or devices shall be hung on or placed against the windows of said premises nor on the exterior wall of the building. (See Sign Criteria attached.)

     31. DISPLAYS: The Tenant may not display or sell merchandise or allow grocery carts or other similar devices within the control of Tenant to be stored or to remain outside the defined exterior walls and permanent doorways of the Premises. Tenant further agrees not to install any exterior lighting, amplifiers or similar devices or use in or about the Premises any advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts.

     32. AUCTIONS: Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

     33. HOURS OF BUSINESS: Not applicable to this Lease.

     34. LIMITATION ON LIABILITY: In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

          34A The sole and exclusive remedy shall be against the Landlord's interest in the Project;

          34B No partner of Landlord shall be sued or named as a party in any suite or action (except as may be necessary to secure jurisdiction of the partnership);

          34C No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

          34D No judgment will be taken against any partner of Landlord;

          34E Any judgment taken against any partner of Landlord may be vacated and set aside at any time nunc pro tunc;

          34F No writ of execution will ever be levied against the assets of any partner of Landlord;

          34G The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease;

          34H These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

     35. MODIFICATION FOR LENDER: If in connection with obtaining construction, interim or permanent financing for the Project the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.


     36. HAZARDOUS SUBSTANCES:


          36A Presence and Use of Hazardous Substances. Tenant shall not, without Landlord's prior written consent, keep on or around the Premises, Common Areas or Building, for use, disposal, treatment, generation, storage or sale, any substances, wastes or materials, designated as, or containing components designated as hazardous dangerous toxic or harmful and/or which are subject to regulation by any federal, state or local law, regulation, statute or ordinance (collectively referred to as "Hazardous Substances").

          36B Cleanup Costs. Default and Indemnification.


          1. Tenant shall be fully and completely liable to Landlord for any and all cleanup costs, and any and all other charges, fees, penalties (civil and criminal) imposed by any governmental authority with respect to Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances, in or about the Premises, Common Areas, or Building.

          2. Tenant shall indemnify, defend and save Landlord harmless from any and all of the costs, fees, penalties and charges assessed against or imposed upon Landlord (as well as Landlord's attorneys' fees and costs) as a result of Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances.

          3. Upon Tenant's default in addition to the rights and remedies set forth elsewhere in this Lease, Landlord shall be entitled to the following rights and remedies:

               a. At Landlord's option, to terminate this Lease immediately; and/or

               b. To recover any and all damages associated with the default, including, but not limited to cleanup costs and charges, civil and criminal penalties and fees, loss of business and sales by Landlord and other tenants of the Building, any and all damages and claims asserted by third parties and Landlord's attorneys' fees and costs.

     37.  GENERAL PROVISIONS:

          (i) Plats and Riders. Clauses, plats, riders and addendum's, if any affixed to this Lease are a part hereof.

          (ii) Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding default at the time of the acceptance of such rent.

          (iii) Joint Obligation. If there be more than one Tenant the obligations hereunder imposed shall be joint and several.

          (iv) Marginal Headings. The marginal headings and article titles to the articles of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part thereof.

          (v) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

          (vi) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

          (vii) Recordation. Neither Landlord nor Tenant shall record this Lease, but a short form memorandum hereof may be recorded at the request of Landlord.

          (viii) Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease. Tenant has satisfied himself of and hereby accepts the building's method of construction for sound deadening. Any additional requirements for sound deadening shall be borne at the sole expense of the Tenant.

          (ix) Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage of trust deed covering the Premises. Accordingly, if any installment of rent or any sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after the amount is due, then Tenant shall pay to Landlord a late charge equal to ten (10%) percent of such overdue amount, plus any attorney's fees incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          (x) Prior Agreements. This Lease contains all of the agreement of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.


          (xi) Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

          (xii) Partial Invalidity. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

          (xiii) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.


          (xiv) Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

          (xv) Attorney's Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover for the fees of its attorney in such action or proceeding, including costs of appeal, if any, in such amount as the court may judge reasonable as attorney's fees. In addition, should it be necessary for Landlord to employ legal counsel to enforce any of the provisions herein contained, Tenant agrees to pay all attorney's fees and court costs reasonably incurred.

          (xvi) Sale of Premises by Landlord. In the event of any sale of the Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

          (xvii) Subordination, Attornment. Upon request of the Landlord, Tenant will, in writing, subordinate its rights hereunder to the lien of any mortgage or deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the Premises, and to all advances made or hereafter to be made upon the security thereof.

          In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

          The provisions of this Article to the contrary notwithstanding and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

          (xviii) Notices. All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, and to the address herein below, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail postage prepaid, addressed to the Landlord at the address set forth herein, and to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

To Landlord At: 120 W. DAYTON, SUITE B/6, EDMONDS, WASHINGTON 98020

To Tenant At: 170 W. DAYTON, SUITE 106 A, EDMONDS, WASHINGTON 98020

38. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease, excepting only NONE and it knows of no other real estate broker or agent who is entitled to a commission in connection with Lease.

39. This Lease is subject to final approval of the lending institution financing this project.


If this Lease has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendation has been made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect or tax consequences of this Lease or the transactions relating thereto.

LANDLORD: HARBOR SQUARE ASSOCIATES

By: /s/ DICK BESELIN
   ---------------------------------------
   Dick Beselin, Managing General Partner


TENANT:


By: /s/ JOHN G.L. HOPKINS
  ----------------------------------------
  John G.L. Hopkins, Senior Vice President
  CET Environmental Services, Inc.

STATE OF WASHINGTON      )
                         ) ss.
COUNTY OF                )

On this 10th day of December, 1997, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Dick Beselin, to me known to be the Managing General Partner, of the company that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned and on oath stated that he was authorized to execute the said instrument and that the seal affixed is the seal of said company.

Witness my hand and official seal hereto affixed the day and year first above written.


[NOTARY PUBLIC SEAL]                         /s/ JANICE CONNER
                                             ----------------------------------
                                             NOTARY PUBLIC in and for the State
                                             of Washington, residing at

                                                           EDMONDS
                                             ----------------------------------

                                             My commission expires: 11/9/99
                                                                   ---------

STATE OF WASHINGTON      )
                         ) ss.
COUNTY OF SNOHOMISH      )

On this 2nd day of December, 199_, before me, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared John G. L. Hopkins, to me known to be the individual names in and who executed the foregoing instrument, and acknowledged to me that he/she signed the same as his/her free and voluntary act and deed for the uses and purposes therein mentioned.

WITNESS MY HAND AND OFFICIAL SEAL the day and year first above written.


[NOTARY PUBLIC SEAL]                         /s/ SUSAN BESELIN
                                             ----------------------------------
                                             NOTARY PUBLIC in and for the State
                                             of Washington, residing at

                                                           EDMONDS
                                             ----------------------------------

                                             My commission expires: 6/15/99
                                                                   ----------

                                   EXHIBIT "C"
                           HARBOR SQUARE BUSINESS PARK
                              RULES AND REGULATIONS


         Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate and/or modify. The rules and regulations shall be binding upon the Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules and regulations by any other tenants or occupants.

         The Tenant, in the use of said common and parking areas, agrees to comply with such reasonable rules, regulations for the parking as the Landlord may adopt from time to time for the orderly and proper operation of said common and parking areas. Such rules may include but shall not be limited to the restricting of employee parking to a limited, designated area or areas. The following rules and regulations are now in effect:

1. Tenant parking is on a non-exclusive, first-come-first-serve basis within the designated areas and is intended for vehicles used to commute to and from work. Storage of vehicles or the display of vehicles, such as "for sale", is not permitted. Company vans or cars used in the daily operation of tenant's business may remain on the premises overnight. Any parking of vehicles other than what is described above must have Landlord's approval. Vehicles not conforming with the above will be towed at the owner's expense.

2. All loading and unloading of goods shall be done only at such times, in the areas, and through the entrances designated for such purposes by Landlord.

3. All garbage and refuse shall be kept in the kind of container specified by Landlord, and shall be placed outside of the Leases Premises prepared for collection in the manner and at the times and places specified by Landlord. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use same at Tenant's cost. Tenant shall pay the cost of removal of any of Tenant's refuse or rubbish.

4. No aerial shall be erected on the roof or exterior walls of the Leased Premises or on the grounds, without in each instance, the written consent of Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

5. No loud speakers, televisions, phonographs, radios, or other devices shall be used in a manner so as to be heard or seen outside of the Leased Premises without the prior written consent of Landlord.

6. If the Leased Premises are equipped with heating facilities separate from those in the remainder of the building, Tenant shall keep the Leased Premises at a temperature sufficiently high to prevent freezing of water pipes and fixtures.

7. The exterior areas immediately adjoining the Leased Premises shall be kept clean and free from snow, ice, dirt and rubbish by Tenant to the satisfaction of Landlord, and Tenant shall not place or permit any obstruction or merchandise in such areas.

8. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant who shall, or whose employees, agents or invitees shall have caused it.

9. Tenant shall use at Tenant's cost such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

10. Tenant shall not burn any trash or garbage of any kind in or about the Leased Premises.

11. Tenant shall not make noises, cause disturbances, or create odors which may be offensive to other tenants of the building or their officers employees agents, servants, customers or invitees.

12. Tenant shall not allow for the operation of a day care facility within the Premises.

13. Tenant, employees or invitees shall not smoke in the premises.

                                  EXHIBIT "A"

                          HARBOR SQUARE BUSINESS PARK


                               [FIRST FLOOR PLAN]

                                   EXHIBIT "B"

                          HARBOR SQUARE BUSINESS PARK


               Description of Landlord's Work and Tenant's Work

                    Tenant: CET ENVIRONMENTAL SERVICES, INC.
                             170 W. Dayton, 106 B-D
                               Edmonds, WA 98020



         DESCRIPTION OF LANDLORD'S WORK

         Premises: As is in the enclosed space, with the exception of:

                  1. Over Head door to be re-installed.

                  Exterior:

                  1. Landlord shall provide for a fenced area with one (1) roller gate immediately adjacent to the warehouse as shown on "Exhibit D - Yard".

                                EXHIBIT "D-YARD"

                          HARBOR SQUARE BUSINESS PARK


                                  [FLOOR PLAN]

                                  EXHIBIT "A-1"

                          HARBOR SQUARE BUSINESS PARK


Building 5

That portion of Government Lot 3, Section 23, Township 27 North, Range 3 East, V.M., described as Parcel 5, in Snohomish County, Washington, together with easements, covenants and restrictions of record.

                                   ADDENDUM 1


         Tenant shall have three (3) successive options to extend the term of this lease upon the same terms and conditions as contained in the Lease dated November 24, 1997 for an additional period of one (1) year each commencing upon the expiration of the preceeding term, provided that Tenant is not in material default in the performance of any condition of the Lease at the time of the exercise of the option or at the time of commencement of the option term. The option may be exercised only by Tenant delivering written notice thereof to Landlord not less than six (6) months prior to the expiration of the original Lease term, the terms and conditions of the Lease shall remain the same except for the amount of minimum rent, which amount shall be negotiated and agreed upon by both parties at least four (4) months prior to commencement date of the option term. In the event that minimum rent is not agreed upon by that time, this option becomes null and void. Upon exercise of the option and upon agreement of the amount of minimum rent per the above, the Lease shall be deemed extended without execution of any further lease or other instrument. Together with the payment of minimum rent due for the first month of the option term, Tenant shall deposit with Landlord any additional amount necessary so that the amount of security deposit held by Landlord equals the amount of the then-current minimum rent.

                           HARBOR SQUARE SIGN CRITERIA

                           BUILDING 5, 170 W. DAYTON


A. One copy of layout and shop drawings are to be submitted to the Lessor for approval before fabrication and prior to submission to the City.

B. An approved drawing will be required before installation of sign is permitted. Signs built without approval or contrary to corrections on approved drawing will be altered to conform with these standards at the expense of the Lessee.

C.       No flashing or animated signs will be permitted.

D.       No exposed electrical tubing or "cross-over" will be permitted.

E. No projections above or below the sign panel designated area will be permitted.

F. For the ground floor, the following types of signs are acceptable: channel letters, foam letters.
         Second floor signage is generally not permitted.

G. All lettering shall be restricted to the sign area. See subsequent sheets for maximum letter heights and allowable locations.

H. Window signs shall be for tenant identification only and shall be fold leaf or similar lettering (see Sheet 2).

I Symbols, spacing and colors are subject to the Lessor's written approval.

J. After approval by Lessor, a sign must be submitted to and approved by the Architectural Design Board of the City of Edmonds.

TEMPORARY SIGNS:

All temporary signs, which have been pre-approved by Landlord and meet the City of Edmonds sign code, require a refundable deposit of $100. Temporary signs include, but are not limited to, banners and posters. All temporary signs shall be removed after fourteen (14) days, unless Tenant has received prior approval from Landlord for a longer placement. Any signs left up longer than what Landlord has approved shall be removed by Landlord and Tenant shall forfeit the entire deposit. Signs shall not be installed in such a manner that the building shell is penetrated. In the event that this should occur, Tenant shall also pay the cost the repair such penetrations in addition to the amount initially deposited. Signs which have been placed without Landlord's prior written approval shall be removed at the sole expense of Tenant including, but not limited to, any repairs resulting from sign placement and removal.

Sandwich style signs are to be placed only on the grassy areas as outlined on the attached site plan and must be to announce special events only (e.g., special displays, sales, etc.) and cannot be left out for more than fourteen
(14) days in a row and are to be removed each night. Only one sandwich sign at a time can be placed on each of the grassy areas as outlined on the attached site plan. These signs must also conform to the size, colors, etc. as allowed by the current City of Edmonds codes.

                           [HARBOR SQUARE LETTERHEAD]

                                 HARBOR SQUARE
                                 SIGN CRITERIA

A.   INSTALLATION:

     1.   TENANTS SHALL PAY FOR THE INSTALLATION AND MAINTENANCE
          OF ALL SIGNS. THE OWNER WILL PROVIDE PRIMARY ELECTRICAL SERVICE TERMINATING AT THE POINT SHOWN ON THE CONSTRUCTION DRAWINGS. THE TENANT SHALL PROVIDE ALL OTHER INSTALLATION, INCLUDING FINAL CONNECTION, TRANSFORMERS AND ALL OTHER LABOR AND MATERIALS FOR SIGN INSTALLATION.

B.   EXCEPTIONS:

     1.   EXCEPTIONS TO THESE STANDARDS SHALL BE REVIEWED BY THE LESSOR,
          AND ACCORDINGLY, THE DEVELOPER WILL RETAIN FULL RIGHTS OF APPROVAL ON ANY SIGNS USED IN HARBOR SQUARE.


[DRAWING]      C.   STOREFRONT/WINDOWS:

                    1. THE TENANT IS ALLOWED TO USE UP TO 144 SQ. IN. OF GOLD LEAF OR DECAL APPLICATION LETTERING, NOT TO EXCEED 2".

                    2.   ALL NUMBERS AND DECAL LETTERS SHALL BE
                         "MICRO-STYLE BOLD". OTHER TYPE FACES ARE SUBJECT TO APPROVAL BY LESSOR.

[HARBOR SQUARE LETTERHEAD]       HARBOR SQUARE
                                 SIGN CRITERIA

A.   ILLUMINATED SIGN CAN:

     1.   FROM SIDEWALL TO SIDEWALL OF TENANT SPACE, APPROVED
          PLASTIC PANELS AND SIGNS SHALL BE LIMITED AS FOLLOWS:

          a.   They shall not exceed 20 percent of the wall area.
          b. They shall be located a minimum distance of 18" from adjacent tenants.
          c.   They shall not exceed a height of 18".
          d.   All edges and the back shall be fully encased in metal.

     2.   SIGN SHALL BE ATTACHED DIRECTLY TO WALL.  THE BOTTOM OF
          PROJECTING SIGN SHALL BE AT 8' - 0" MINIMUM.

     3. SUGGESTED TYPE FACE IS "MICROSTYLE BOLD", OTHER FACES SUBJECT TO PRIOR APPROVAL BY LESSOR.

     [DRAWING]           ANODIZED ALUMINUM SIGN        [DRAWING]
                         CAN, TO MATCH STOREFRONT.

                         SEMI-OPAQUE BACKGROUND
                         COLOR SUBJECT TO LESSOR'S
                         APPROVAL.

                         TRANSLUCENT LETTERS,
                         COLOR SUBJECT TO LESSOR'S
                         APPROVAL. 430 WA. COOLWHITE
                         LAMPS, 7" O.C.

                                  [SITE PLAN]







[HARBOR SQUARE LOGO]                                                 HARBOR
                                                                     SQUARE
                                                                     ASSOCIATES
                                                                     EDMONDS, WA
                                                                     98020

                                                                   SCHEDULE 1.C.
                                                          EPA CONTRACT EQUIPMENT



SEE ATTACHED SCHEDULE AND INCLUDING SELLERS OFFICE FURNITURE AND MISCELLANEOUS EQUIPMENT AND SUPPLIES LOCATED IN THE EDMUNDS, WA LEASED FACILITY.


 ID            SERIAL                        MAKE & MODEL                          AP VENDOR              FAACCT   BOOK_BASIS
----      -----------------        ---------------------------------       ------------------------      --------  -----------
S100      1FTJX35G4RKB31487        94 F350 1 TON EXT CAB                   COURTESY                      0172-002  $ 13,385.85
S101      1FTJX35GTEB64213         96 F350 1 TON EXT CAB                   ASSOCIATES LEASING            0172-002  $ 20,732.00
S102      2FDKF3852LCA91856        90 F350 1 TON FLATBED                   BILLPIE FORD                  0171-002  $ 24,961.97
S103      [ILLEGIBLE]              95 CHEVY                                ASSOCIATES LEASING            0172-002  $ 22,743.53
S104      [ILLEGIBLE]              92 F250 1 TON BOX TRUCK                 ENTERPRISE                    0172-002  $ 21,580.68
S105      1FTJW35SF9SEA71446       95 F350 1 TON CREW CAB                  ASSOCIATES LEASING            0172-002  $ 25,780.00
S106      [ILLEGIBLE]              KOMATSU 5000LB INDUSTRIAL FORKLIFT      HERTZ                         0171-002  $ 13,000.03
S107      [ILLEGIBLE]              98 YAMAHA 386CC 4X4 ATV                 CANTON FARM EQUIPMENT         0171-002  $  5,295.00
S108      3B7KC23C7SM172833        95 BR2500 RAM                           ASSOCIATES LEASING            0172-002  $ 27,315.00
S200      [ILLEGIBLE]              28' 1985 FRUEHAUF VAN                   FRUEHAUF                      0170-002  $[ILLEGIBLE]
S202      16VAX1213N1A21011        92 BIG TEX UTILITY TRAILER              HARRIS TRAILER SALES          0170-002  $    777.56
S205      FRTO11702                32' SEMI TRAILER                        FRUEHAUF                      0170-002  $  3,843.00
S207      FRTO11708                32' SEMI TRAILER                        FRUEHAUF                      0170-002  $  3,843.00
S208      107101E                  74 GINDY DRY VAN                        FRUEHAUF                      0170-002  $  6,774.12
S209                               HAZDECON MODEL #R-MDF4LP                HAZDECON                      0170-002  $ 26,930.00
S210      983110                   8'X20' DECON TRAILER                    HAZCO/CENTRAL INDUSTRIES      0170-002  $  2,164.00
S300      GC02-2471827             2' TRASH PUMP                           HONDA                         0170-002  $  1,136.10
S301      234-76104-01             3' TRASH PUMP                           MULTIQUIP                     0170-002  $  1,555.13
S302      WAF1009366               3' TRASH PUMP                           HONDA                         0170-002  $  1,295.00
S304      [ILLEGIBLE]              2' SUBMERSIBLE PUMP                     TEEL SYSTEMS                  0170-002  $  1,487.58
S307      08-9527                  PUMP ME/PAPB/TF/FTF/PTS                 WAGNER PROCESS/WILDEN         0170-002  $  2,587.69
S308                               PUMP WIMB/TO/TF/TF/AT                   ARGO/WILDEN                   0170-002  $    985.00
S309                               PUMP WIM1STOTFTFAT                      ARGO/WILDEN                   0170-002  $  1,543.00
S310                               PUMP WIMB/ST/FT/TF/ST                   ARGO/WILDEN                   0170-002  $  2,090.00
S311                               PUMP WIMB/ST/FT/TF/ST                   ARGO/WILDEN                   0170-002  $  2,093.00
S313                               PUMP M8-WIM                             ARGO/WILDEN                   0170-002  $  1,170.00
S314                               PUMP M8-WIM                             ARGO/WILDEN                   0170-002  $    985.00
S317      15-5003                  MIS-00-BN-BN-BN                         PHOENIX PUMPS/WILDEN          0170-002  $  1,232,62
S318      [ILLEGIBLE]              MASTERFLEX 12VDC                        COLE-PARMER/REDI-FLO          0170-002  $  2,369.38
S319                               110 VOLT FUEL PUMP                      REBEL OIL                     0170-002  $    466.94
S321                               PUMP PCISP2GVPNC                        ARGO                          0170-002  $    946.25
S323                               3'DD ALUMINUM PUMP                      HERTZ/WILDEN                  0170-002  $  1,357.38
S324      CA9105 CA9115            TELESCOPIC SHOWER                       SAFETY ENVIRONMENTAL          0170-002  $    899.71
S329                               LUTZ PUMP                               RYAN HERCO                    0170-002  $  1,325.87
S400      1119596                  93 HONDA GENERATOR [ILLEGIBLE]          HILLSBORO HONDA               0170-002  $  2,150.00
S500A                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,748.89
S500B                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,748.89
S500C                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,748.89
S500D                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,748.89
S502A                              HIP AIR PACK                            HAZCO/MSA                     0170-002  $  1,582.73
S502B                              HIP AIR PACK                            HAZCO/MSA                     0170-002  $  1,582.73
S502C                              HIP AIR PACK                            HAZCO/MSA                     0170-002  $  1,582.73
S503A                              HIP AIR PACK                            HAZCO/CASCADE                 0170-002  $  1,359.04
S503B                              HIP AIR PACK                            HAZCO/CASCADE                 0170-002  $  1,359.04
S503C                              HIP AIR PACK                            HAZCO/CASCADE                 0170-002  $  1,359.04
S503D                              HIP AIR PACK                            HAZCO/CASCADE                 0170-002  $  1,359.04
S504A                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,487.58
S504B                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,487.58
S504C                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,487.58
S505A                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,437.50




 ID                SEP-99                DEP EXP-99             ACCUM 99          NBV
----            -----------             -----------           -----------     -----------
S100                 (17.19)                 897.51             13,368.61           17.19
S101                 345.53                3,109.00             14,627.58        6,104.42
S102                   0.00                    0.00             24,961.97            0.00
S103                 379.05                3,411.53             20,456.54        2,288.99
S104                 359.88                3,237.10             20,693.47     [ILLEGIBLE]
S105                 429.57             [ILLEGIBLE]           [ILLEGIBLE]        4,640.91
S106                 216.67                1,950.00              4,554.45        8,435.58
S107                  58.25                  794.25           [ILLEGIBLE]        3,674.14
S108                 455.25                4,097.25             24,052.38        3,282.63
S200                 104.45                  940.02              3,874.96        2,391.82
S202                  28.87                   15.98                777.58            0.00
S205                 (14.94)                  79.00              3,843.01            0.00
S207                 (14.94)                  79.00              3,843.01            0.00
S208                 112.90                1,016.12               4,22.53        2,551,59
S209                 345.00                3,105.00             16,215.00       12,765.00
S210                   0.00                    0.00           [ILLEGIBLE]           (0.00
S300                  13.53                  121.73                885.60          270.50
S301                   0.00                   82.69              1,565.13           (0.00
S302                   0.00                   23.74              1,295,00           (0.00
S304                   0.00                    0.00              1,487.58            0.00
S307                  30.57                  275.11                911.94        1,555.75
S308                   0.00                    0.00                917.47           67.53
S309                   0.00                    0.00              1,543.00           (0.00
S310                   0.00                    0.00              2,090.00           (0.00
S311                   0.00                    0.00              2,093.00            0.00
S313                  13.93                  125.36                998.21          171.79
S314                   0.00                    0.00                985.00            0.00
S317                  14.67                  132.07                555.17          577.45
S318                  28.21                  253.66              2,309.21           80.17
S319                   5.80                   52.17                373.90          113.04
S321                  11.25                  101.38                836.61          109.64
S323                  16.16                  145.43                324.28        1,033.12
S324                  10.71                   96.40                770.82          128.89
S329                  22.10                  154.68                154.68        1,171.19
S400                  25.60                  230.36              1,611.51          508.49
S500A                 20.82                  187.38                796.72          952.17
S500B                 20.82                  187.38                796.72          952.17
S500C                 20.82                  187.38                796.72          952.17
S500D                 20.82                  187.38                796.72          952.17
S502A                 18.84                  169.58              1,069.60          513.13
S502B                 18.84                  169.58              1,069.60          513.13
S502C                 18.84                  169.58              1,069.60          513.13
S503A                 16.18                  145.61                837.54          521.50
S503B                 16.18                  145.61                837.54          521.50
S503C                 16.18                  145.61                837.54          521.50
S503D                 16.18                  145.61                837.54          521.50
S504A                  0.00                    0.00              1,487.58            0.00
S504B                  0.00                    0.00              1,487.58            0.00
S504C                  0.00                    0.00              1,487.58            0.00
S505A                 19.49                  175.45              1,595.91           41.59

  ID               SERIAL                          MAKE & MODEL                        AP VENDOR              FAACCT
  --               ------                          ------------                        ---------              ------
S505B                                   HIP AIR PACK                            CASCADE/MSA                  0170-002
S505C                                   HIP AIR PACK                            CASCADE/MSA                  0170-002
S505D                                   HIP AIR PACK                            CASCADE/MSA                  0170-002
S506                                    HIP AIR PACK                            MSA/SCBA                     0170-002
S507                                    HIP AIR PACK                            MSA/SCBA                     0170-002
S701                                    VAC-U-MAX 55 GAL OPEN TOP               VACU-MAX                     0170-002
S702                                    VAC-U-MAX CLN/U55                       VACU-MAX                     0170-002
S703                                    VAC-U-MAX CLN/U55                       VACU-MAX                     0170-002
S704                                    ASBESTOS VAC                            HACO                         0170-002
S705                                    ASBESTOS VAC                            HACO                         0170-002
S706        CA102ASB-12P                PULLMAN HOLT 12 GAL VACUUM              SAFETY ENVIRONMENTAL         0170-002
S707        CA102ASB-12P                PULLMAN HOLT 12 GAL VACUUM              SAFETY ENVIRONMENTAL         0170-002
S708        CA102ASB-12P                PULLMAN HOLT 12 GAL VACUUM              SAFETY ENVIRONMENTAL         0170-002
S709        CA102ASB-12P                PULLMAN HOLT 12 GAL VACUUM              SAFETY ENVIRONMENTAL         0170-002
S710                                    NILFISK WET/DRY MERCURY VAC             HAZCO                        0170-002
S711                                    NILFISK WET/DRY MERCURY VAC             HAZCO                        0170-002
S712                                    FA200DE NEGATIVE AIR                    SAFETY ENVIRONMENTAL         0170-002
S713                                    FA200DE NEGATIVE AIR                    SAFETY ENVIRONMENTAL         0170-002
S714                                    FA200DE NEGATIVE AIR                    SAFETY ENVIRONMENTAL         0170-002
S715                                    FA200DE NEGATIVE AIR                    SAFETY ENVIRONMENTAL         0170-002
S716                                    FA200DE NEGATIVE AIR                    SAFETY ENVIRONMENTAL         0170-002
S717                                    FA200DE NEGATIVE AIR                    SAFETY ENVIRONMENTAL         0170-002
S722                                    AIRSTRIPPER, SHALLOW TRAY               AIR STRIP                    0170-002
S724                                    CONCRETE VIBRATOR W/MOTOR               LONE STAR NORTHWEST          0170-002
S725                                    FIRE SAFETY CABINET                     C&H DISTRIBUTORS             0170-002
S726                                    FIRE SAFETY CABINET                     C&H DISTRIBUTORS             0170-002
S734                                    1/2" PNEUMATIC DRILL                    GRAINGER                     0170-002
S738        B190                        PNEUMATIC DRUM DEHEADER GA W/3517       WIZARD DRUM TOOL             0170-002
S739        TC16116                     BROOKS ($443,811)                       TARMAC                       0170-002
S740        PD390-3953                  3000 PSI GENERATOR PRESSURE WASHER      LANDA                        0170-002
S741        10074                       SUPER PROLINE DRUM CRUSHER 10-20/70     DRUMBEATERS OF AMERICA       0170-002
S749                                    PH 3000 HYDRALIC SHEAR                  CODE 3 RES Q                 0170-002
S752        DE4800/FR1210               105 GAL TANK W/FUEL PUMP                ACE TANK & EQUIP             0170-002
S756                                    HAZCAT KIT W/SENS. PUMP & TUBES         HAZTECH SYSTEMS              0170-002
S758        26083                       BURIED PIPE & CABLE DETECTOR            MCMASTER CARR SUPPLY         0170-002
S759        933113                      LASER PRO SHOT L1AS                     OPTICO FIELD EQUIPMENT & S   0170-002
S761        K01B1                       EXPLOSIMETER MODEL #1314SMPN            GASTECH                      0170-002
S763        580A-2521B-219              PHOTOIONIZATION DETECTOR MODEL #58      ENVIRONMENTAL INSTRUMEN      0170-002
S764        590A-24612-217              PHOTOIONIZATION DETECTOR MODEL #58      ENVIRONMENTAL INSTRUMEN      0170-002
S765        15326                       100 FT WATER LEVEL INDICATOR            SINCO/SLOPE INDICATOR COM    0170-002
S770                                    MARK 4 DUST FOGGER SYSTEM               TORGERSON MACHINERY          0170-002
S771                                    SPACE RECOVERY UNIT                     ARAMSCO                      0170-002
S773        063415                      AUTO LEVEL W/TRIPOD                     CONTRACTORS WAREHOUSE        0170-002
S774        B0210                       PCB SOIL TEST ANALYZER                  ENSYS                        0170-002
S777                                    3.5 HP GAS BLOWER W/VINYL HOSE DUCT     HAZCO                        0170-002
S778                                    3.5 HP GAS BLOWER W/VINYL HOSE DUCT     HAZCO                        0170-002
S779                                    3.5 HP GAS BLOWER W/VINYL HOSE DUCT     HAZCO                        0170-002
S780                                    3.5 HP GAS BLOWER W/VINYL HOSE DUCT     HAZCO                        0170-002
S781                                    3.5 HP GAS BLOWER W/VINYL HOSE DUCT     HAZCO                        0170-002
S782                                    3.5 HP GAS BLOWER W/VINYL HOSE DUCT     HAZCO                        0170-002


  ID            BOOK_BASIS           SEP-99             DEP EXP-99          ACCUM-99              NBV
  --            ----------           ------             ----------          --------              ---
S505B           $  1,637.50            19.49              175.45             1,593.31               44.18
S505C           $  1,637.50            19.49              175.45             1,593.31               44.19
S505D           $  1,637.50            19.49              175.45             1,593.31               44.19
S506            $  2,694.50             0.00              192.48             2,694.75                0.00
S507            $  2,694.50             0.00                0.00             2,694.75                0.00
S701            $  1,345.85            18.02              144.20               254.22            1,091.63
S702            $    954.55             0.00                0.00               954.56               (0.00)
S703            $    954.55             0.00                0.00               954.56               (0.00)
S704            $  1,300.00            15.48              139.29               513.29              785.71
S705            $  1,300.00            15.48              139.29               513.29              785.71
S706            $    624.06             7.43               66.87               522.79              101.29
S707            $    624.06             7.43               66.87               534.68               89.40
S708            $    624.06             7.43               66.87               534.68               89.40
S709            $    624.06             7.43               66.87               534.68               89.40
S710            $  4,072.38            48.48              436.33             1,016.48            3,055.90
S711            $  4,072.38            48.48              436.33             1,165.77            2,905.61
S712            $    808.13             9.62               86.59               692.36              115.77
S713            $    808.13             9.62               86.59               692.36              115.77
S714            $    808.13             9.62               86.59               692.36              115.77
S715            $    808.13             9.62               86.59               692.36              115.77
S716            $    808.13             9.62               86.59               692.36              115.77
S717            $    808.13             9.62               86.59               692.36              115.77
S722            $ 13,096.00           155.93            1,403.36             5,145.64            7,952.36
S724            $    948.00            11.29              101.57               714.39              233.61
S725            $    794.68             9.48               85.14               530.73              263.95
S726            $    795.00             9.46               85.18               659.86              135.34
S734            $    651.72             7.76               69.83               606.01               43.71
S738            $  3,005.60             0.00              146.70             3,005.60               (0.00)
S739            $443,611.00         5,283.46           47,551.18            65,239.69          358,571.11
S740            $ 10,641.03             0.00                0.00            10,641.03               (0.00)
S741            $ 45,774.30           544.93            4,904.38            25,339.34           20,434.96
S749            $  6,330.43            75.36              576.26             3,197.87            3,132.58
S752            $    689.55             8.21               73.66               307.29              382.26
S756            $  3,007.30            35.80              322.21             1,661.18            1,345.12
S758            $    674.04             8.02               72.22               430.37              243.67
S759            $  3,315.60            39.47              355.24             1,518.33            1,797.27
S761            $  2,324.15             0.00                0.00             2,324.15                0.00
S763            $  4,885.00            56.15              523.39             1,093.31            3,791.68
S764            $  4,925.00            58.63              527.68             1,102.28            3,822.74
S765            $    680.00             8.10               72.66               152.19              527.81
S770            $  2,291.36            27.28              245.51             1,382.10              909.28
S771            $  2,675.88            31.86              286.70             2,056.62              619.06
S773            $    864.86             0.00               51.48               664.68                0.00
S774            $  1,261.50            15.26              137.30             1,000.79              280.71
S777            $  1,118.89            13.32              119.88               388.06              730.83
S778            $  1,118.89            13.32              119.88               388.06              730.83
S779            $  1,118.89            13.32              119.88               388.06              730.83
S780            $  1,118.89            13.32              119.88               388.06              730.83
S781            $  1,118.89            13.32              119.88               388.06              730.83
S782            $  1,118.89            13.32              119.88               388.06              730.83

  ID               SERIAL                          MAKE & MODEL                        AP VENDOR              FAACCT
  --               ------                          ------------                        ---------              ------
S783                                    3.5 HP GAS BLOWER W/VINYL HOSE DUCT     HAZCO                        0170-002
S784                                    DATA LOGGER TRANSDUCER                                               0170-002
S785                                    VAPOR EXT/GROUND WATER UNIT                                          0170-002
S786                                    WATER TREATMENT VESSELS                 CAMERON-YAKIMA               0170-002
S787                                    WATER TREATMENT VESSELS                 CAMERON-YAKIMA               0170-002
S788                                    WATER TREATMENT VESSELS                 CAMERON-YAKIMA               0170-002
S789                                    WAREHOUSE SECURITY GATE                 ECONOMY FENCE CENTER         0170-002
S790                                    BASIC SOIL AUGER KIT                    NORTHWEST PUMP & EQUIPM      0170-002
S791        000945                      CONNEX BOX                              INSTANT SPACE                0170-002
S792                                    1000LB VAPOR PHASE CARBON VESSELS       SUN-AG                       0170-002
S794        202-2226                    THERMO ANEMOMETER                       GRAINGER                     0170-002
S795        59261                       1000LB PORTABLE BALANCE SCALE           CASCO                        0170-002
S796        DCR-205-15                  DRUM TIPPER 55 GAL/ 180 DEGREE          CLARKLIFT OF SAN DIEGO       0170-002
S797                                    GREASE BARREL CHASSIS PUMP              SPOKANE PUMP/LINCOLN         0170-002
S798        202-2226                    THERMO ANEMOMETER                       GRAINGER                     0170-002
S799                                    DESORBER UNIT REBUILD                   TARMAC                       0170-002
S800        X7329576-1                  445 CDX COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S801        X7328877-1                  445 CDX COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S802        X7328876-1                  445 CDX COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S803        X7311417                    445 CDX COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S806        87142380                    445 CDX COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S807        87141412                    445 CDX COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S808        97278138                    445 CDX COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S809        18504350                    305 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S810        67041818                    225 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S811        67041551                    225 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S812        11651633                    205 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S813        10628342                    205 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S814        12895459                    205 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S818        12895318                    205 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S819        83443183                    P100 DESK TOP COMPUTER                  INTEL/COMPUSAVE              0176-002
S820        83442978                    P100 DESK TOP COMPUTER                  INTEL/COMPUSAVE              0176-002
S821        83443180                    P100 DESK TOP COMPUTER                  INTEL/COMPUSAVE              0176-002
S822        6694685                     105 CS COMPUTER                         TOSHIBA/COMPUTER CITY        0176-002
S824        6694770                     105 CS COMPUTER                         TOSHIBA/COMPUTER CITY        0176-002
S825        12688656                    205 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S826                                    200 MMX NOTEBOOK                        TOSHIBA/COMPUTER CITY        0176-002
S827                                    INTER-TEL AXXESS PHONE SYSTEM           TERRA COMMUNICATIONS         0176-002
S828        77085756                    225 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S829        95120264                    TOSHIBA FAX MACHINE                     KELLY BUSINESS MACHINES      0176-002
S830                                    IBM-THINKPAD                            PACIFIC BUSINESS SYSTEMS     0176-002
S831                                    IBM-THINKPAD                            PACIFIC BUSINESS SYSTEMS     0176-002
S832                                    IBM-THINKPAD                            PACIFIC BUSINESS SYSTEMS     0176-002
S833                                    IBM-THINKPAD                            PACIFIC BUSINESS SYSTEMS     0176-002
S834                                    IBM-THINKPAD                            PACIFIC BUSINESS SYSTEMS     0176-002
S836        USKB123324                  HEWLETT 4SI PRINTER                     HEWLETT PACKARD              0176-002
S837        USHC038184                  HEWLETT 4SI PRINTER                     HEWLETT PACKARD              0176-002
S838        JPT001439                   HP LASER 5SI                            HEWLETT PACKARD              0176-002
S839        JP6K048433                  HP LASER 5SI                            HEWLETT PACKARD              0176-002
S841        601908                      P-133 COMPUTER                          COMPUTER CITY                0176-002


  ID            BOOK_BASIS           SEP-99             DEP EXP-99          ACCUM-99              NBV
  --            ----------           ------             ----------          --------              ---
S783            $   1,118.89           13.32                19.88                388.06            730.83
S784            $   3,023.65           36.00               323.96              2,813.67            209.98
S785            $  48,210.30          585.84               572.53             41,857.61          7,342.49
S786            $   2,841.66           33.83               304.46              2,238.12            805.54
S787            $   2,841.66           33.83               304.46              2,238.12            805.54
S788            $   2,841.66           33.83               304.46              2,238.12            805.54
S789            $   1,081.35           12.87               115.88                821.72            159.83
S790            $     779.00            9.27                83.46                884.00            115.00
S791            $   2,950.00           18.73               283.29              2,850.00              0.00
S792            $   8,120.00           98.87               870.00              7,250.00            870.00
S794            $     592.50            6.70                60.27                107.81            454.68
S795            $     575.00            2.26                52.48                575.00              0.00
S796            $     883.44           10.28                92.51                792.17             71.27
S797            $     759.46            9.04                81.37                850.65            108.80
S798            $     582.50            6.70                90.27                107.81            454.89
S799            $ 334,952.00        3,987.64            35,868.79              35,88.79        299,073.21
S800            $   2,563.31           42.72               364.50                900.01          1,663.30
S801            $   2,563.31           42.72               364.50                900.01          1,663.30
S802            $   2,563.31           42.72               364.50                900.01          1,663.30
S803            $   2,434.90           40.58               365.24                848.90          1,588.10
S806            $   2,610.00           43.50               391.50              1,025.16          1,584.85
S807            $   2,610.02           43.50               391.50              1,025.16          1,584.85
S808            $   2,455.62           40.93               368.34                839.98          1,515.88
S809            $   1,988.28           32.80               295.24                825.48          1,342.80
S810            $   2,980.47           43.17               388.57              1,070.73          1,519.74
S811            $   2,782.42           48.37               417.36              1,255.18          1,527.24
S812            $   2,824.73           43.75               393.71                971.15          1,853,58
S813            $   2,227.09           37.12               564.08              1,374.61            852.48
S814            $   1,878.71           31.31               281.81                994.67            884.04
S818            $   2,034.88           33.91               305.23              1,048.48            958.38
S819            $     856.85           14.28               128.53                255.83            601.23
S820            $     856.85           14.28               128.53                255.83            601.23
S821            $     856.85           14.28               128.53                255.83            601.22
S822            $   2,126.55           35.44               318.98              1,349.18            777.37
S824            $   3,143.42           52.39               471.51              2,107.84          1,035.58
S825            $   2,217.89           38.96               332.68              1,175.48          1,042.41
S826            $   1,976.96           32.95               296.54                571.12          1,405.64
S827            $  32,736.89          389.71             3,507.42              8,808.05         24,655.84
S828            $   2,889.62           48.33               434.94              1,254.89          1,644.73
S829            $   2,850.00           44.17               397.50              1,938.92            711.08
S830            $   2,604.00           43.40               390.60                585.85          2,038,35
S831            $   2,604.23           43.40               390.63                585.70          2,038.53
S832            $   1,372.70           22.88               205.91                298.18          1,074.52
S833            $   1,372.00           22.87               205.80                298.03          1,073.97
S834            $   1,372.00           22.87               205.80                298.03          1,073.97
S836            $   1,406.52            0.00                 0.00              1,406.52             (0.00)
S837            $   1,433.83           23.88               215.01                959.74            474.89
S838            $   1,498.67            0.00                 0.00              4,496.67             (0.00)
S839            $   1,447.84           24.13               217.18              1,321.56            126.28
S841            $   1,778.81           29.65               266.82                935.85            842.98


  ID         SERIAL               MAKE & MODEL                  AP VENDOR             FAACCT
------   ----------------     -------------------      -----------------------  ------------------
S842      500268              P-90  COMPUTER                 COMPUTER CITY            0176-002
S843      601907              P-133 COMPUTER                 COMPUTER CITY            0176-002
S844      M949502099          P-133 COMPUTER                 COMPUTER CITY            0176-002
S845      509131              P-100 COMPUTER                 COMPUTER CITY            0176-002
S646                          P-133 COMPUTER                 COMPUTER CITY            0176-002
S647      M49502096           P-133 COMPUTER                 COMPUTER CITY            0176-002
S648      500267              P-90  COMPUTER                 COMPUTER CITY            0176-002
S849                          P-133 COMPUTER                 COMPUTER CITY            0176-002
S850      601909              P-133 COMPUTER                 COMPUTER CITY            0176-002
S851      601909              P-133 COMPUTER                 COMPUTER CITY            0176-002
S852      62026088            ALDER S10 TYPEWRITER           FIRSTLINE OFFICE         0175-002
S855                          P-90 PCL ELSA FILE SERVER      COMPUTER REPAIR, INC     0176-002
S858                          CET COMPANY SIGN               JIM MANNING & ASSOC.     0175-002
S862                          MAGNA SHELL DESK PANEL         CRAWFORD                 0175-002
S863                          42" HDN LATERAL FILE CABINET   CRAWFORD                 0175-002
S864                          42" HDN LATERAL FILE CABINET   CRAWFORD                 0175-002
S865                          1700CU OFFICE SAFE             SOURCE 100               0175-002
S866                          AUDIO VISUAL BOARD3076         CRAWFORD                 0175-002
S867      Y8215376A           NOTEBOOK COMPUTER              TOSHIBA                  0176-002
S868      Y8214843A           NOTEBOOK COMPUTER              TOSHIBA                  0176-002
S869      Y8202213A           NOTEBOOK COMPUTER              TOSHIBA                  0176-002
S892      500256              P-90 COMPUTER                  COMPUTER                 0176-002
S902      174DVJ2978          GP300 RADIO                    MOTOROLA                 0170-002
S907      174FVJ6950          GP300 RADIO                    MOTOROLA                 0170-002
S909      174FVJ5926          GP300 RADIO                    MOTOROLA                 0170-002
S910      174FVJ6928          GP300 RADIO                    MOTOROLA                 0170-002
S911      174FVJ3215          GP300 RADIO                    MOTOROLA                 0170-002
S914      174FWN1115          GP300 RADIO                    MOTOROLA                 0170-002
S915      174FWND942          GP300 RADIO                    MOTOROLA                 0170-002
S916      174FWLD223          GP300 RADIO                    MOTOROLA                 0170-002
S918      174FWDL211          GP300 RADIO                    MOTOROLA                 0170-002
S919      174FWN1146          GP300 RADIO                    MOTOROLA                 0170-002
S921      174FWN1152          GP300 RADIO                    MOTOROLA                 0170-002
S922      174FWN1145          GP300 RADIO                    MOTOROLA                 0170-002
S935      174FLWD204          GP300 RADIO                    MOTOROLA                 0170-002
S936      174FWN1118          GP300 RADIO                    MOTOROLA                 0170-002
S937      174FWN1144          GP300 RADIO                    MOTOROLA                 0170-002
P100      1FTDF1727VKB15641   97 F150                        FORD                     0172-002
P102      1FTJW36F3VEAS1658   97 F350                        FORD                     0172-002
P105      2FDLFH47MOMCADS     91 F450 FLAT BED               FORD                     0171-002
P111      WC619386            28'x8' RESPONSE TRAILER        WELLS CARGO              0170-002
P200                          15HP OUTBOARD MOTOR            JOHNSON                  0170-002
P201                          15HP OUTBOARD MOTOR            EVINRUDE                 0170-002
P202      SYL492206896        SKIFF & TRAILER                STEVENS MARINE/SYLVAN    0170-002
P203      SMK820288191        SKIFF & TRAILER                SMOKER CRAFT             0170-002
P300                          M-4  PUMP                      WILDEN                   0170-002
P301                          M-15 PUMP                      WILDEN                   0170-002
P302                          M-15 PUMP                      WILDEN                   0170-002
P303                          M-15 PUMP                      WILDEN                   0170-002
P304                          M-15 PUMP                      WILDEN                   0170-002

 ID         BOOK BASIS          SEP-99           DEP EXP-99           ACCUM-99            NBV
------   ----------------    -------------   -----------------   ----------------     ----------
S842         4,028.30              67.14              604.25           3,403.91           624.39
S843         1,778.81              29.65              266.82             935.85           842.96
S864         1,991.96              33.20              298.79           1,660.27           131.69
S865         2,207.22              36.79              331.08           1,530.34           676.88
S646         1,372.71              22.68              205.91             624.58           748.13
S647         1,947.65              32.46              292.15           1,818.89           128.76
S648         2,948.14              49.14              442.22           2,491.16           456.95
S849         1,372.70              22.88              205.91             824.58           748.12
S850         1,566.74              26.11              235.01             824.28           742.46
S851         1,566.74              26.11              235.01             824.28           742.48
S852           700.70               0.00                0.00             700.70            (0.00)
S855        20,060.98             343.35            3,009.14          18,951.51         3,109.45
S858         3,080.65              36.68              330.09           2,013.56         1,067.29
S862           503.13               5.88               53.91             309.27           193.88
S863           615.95               7.33               65.93             380.57           235.35
S864           635.78               7.57               68.12             102.43           533.35
S865           773.63               9.21               82.89             597.11           178.52
S866           938.88              10.82               97.38             558.87           350.21
S867         1,303.17              21.72              173.78             173.76         1,129.41
S868         1,303.17              21.72              173.78             173.75         1,129.41
S869         1,303.18              21.72              173.76             173.75         1,129.41
S892         4,028.30              67.14              604.25           3,403.91           624.39
S902         1,074.58              12.79              115.13             650.72           423.86
S907           939.33              11.18              100.64             558.82           370.51
S909           939.33              11.16              100.64             161.77           777.56
S910           939.33              11.18              100.64             568.82           370.51
S911           939.33              11.18              100.64             568.82           370.51
S914         1,064.05              12.67              114.01             497.40           568.65
S915         1,064.05              12.67              114.01             497.40           568.65
S916         1,064.05              12.67              114.01             497.40           568.65
S918           888.60              10.55               94.99             414.45           472.15
S919           888.60              10.55               94.99             414.45           472.15
S921           888.60              10.55               94.99             414.45           472.15
S922           888.60              10.55               94.99             414.45           472.15
S935         1,064.05              12.67              114.01             497.40           568.65
S936           888.60              10.55               94.99             414.45           472.15
S937         1,064.05              12.67              114.01             497.40           568.65
P100        16,511.56             275.19            2,476.73           7,430.20         9,081.36
P102        27,599.40             459.99            4,139.91          17,510.29        10,089.11
P105        22,000.00             966.67            3,300.00          21,095.58           904.44
P111        10,526.00             175.43            1,578.90           6,549.51         3,978.49
P200         1,800.00              15.00              135.00             589.50         1,210.50
P201         1,799.00              14.99              134.83             546.20         1,250.80
P202         2,059.00              34.32              308.85           1,254.85           804.15
P203         2,500.00              41.67              375.00           1,209,72         1,290.26
P300           800.00               7.14               64.29             526.90            73.10
P301         1,500.00              17.86              160.71           1,027.38           472.62
P302         1,500.00              17.86              160.71           1,027.38           472.62
P303         1,500.00              17.86              160.71           1,027.38           472.62
P304         1,500.00              17.86              160.71           1,027.38           472.62

ID           SERIAL          MAKE & MODEL                      AP VENDOR              FAACCT     BOOK_BASIS     SEP-99    DEP EXP-99
----      ------------    ----------------------------------   ---------------------  --------   -----------    ------   -----------

P305                      M-4 PUMP                             WILDEN                 0170-002   $    600.00      7.14      64.28
P306      9201            FLOTO PUMP                           WATERIOUS              0170-002   $  1,500.00     17.95     150.71
P307      169322          VAC-U-MAX CLOSED TOP                 VACUMAX                0170-002   $    900.00     10.71      96.43
P400      1457476         2.2 KW-GENERATOR                     DAYTON                 0170-002   $    500.00      5.95      53.57
P403      EA7-1134068     EM50005 GENERATOR                    HONDA                  0170-002   $  2,399.00     28.58     257.04
P404      12018           AIR COMPRESSOR                       SULLIVAN               0170-002   $ 15,000.00    178.57   1,607.14
P500      ALT285194358    IASA SCBA                            ULTRALITE              0170-002   $  1,900.00     22.52     203.57
P501      ALT285155242    MSA SCBA                             ULTRALITE              0170-002   $  1,900.00     22.62     203.57
P502      ALT295194296    MSA SCBA                             ULTRALITE              0170-002   $  1,900.00     22.62     203.57
P508                      HIP AIR PACK                         MSA                    0170-002   $  1,000.00     11.90     107.14
P509                      HIP AIR PACK                         MSA                    0170-002   $  1,000.00     11.90     107.14
P510      ALT285224729    MSA SCBA                             ULTRALITE              0170-002   $  1,900.00     22.62     203.57
P511      TP705-1727      BIO SYSTEM                           BIO SYSTEMS            0170-002   $  1,000.00     23.51     214.29
P512      TP806-2229      BIO SYSTEM                           BIO SYSTEMS            0170-002   $  2,000.00     23.81     214.29
P513      M003-2933       BIO SYSTEM                           BIO SYSTEMS            0170-002   $  2,000.00     23.81     214.29
P600                      400 OIL CONTAINMENT BOOM             AMERICAN SEA CURTAIN   0170-002   $  4,475.00     53.27     479.46
P708      9108143008      LEL METER                            INDUSTRIAL SCIENTIFIC  0170-002   $  1,100.00     13.10     117.66
P714                      2400 FAST TANK                       TENYERS                0170-002   $  3,150.00     37.50     337.50
P720                      COPPUS BLOWER                        COPPUS                 0170-002   $  1,500.00     17.56     180.71
P721                      COPPUS BLOWER                        COPPUS                 0170-002   $  2,934.00     34.94     314.45
P722      WD796-6101      ALPHA 3100 OILWATER SEPARATOR        LANDA                  0170-002   $  8,835.50     81.38     732.38
P723      VB564034        WELDING MACHINE                      MILLER                 0170-002   $    500.00      5.95      53.57
P724      07921174        CONFINED SPACE SYSTEM MODEL #K1550                          0170-002   $  3,100.00     36.90     332.14
P725                      WRENCH SET/TOOLS                     CRAFTSMAN              0170-002   $    510.24      6.07      54.67
P730      54699V          FALL PROTECTION & RETRIEVE           MILLER                 0170-002   $  2,200.00     25.19     235.71
P731      CC0243          LASER TRANSIT                                               0170-002   $    895.00     10.65      95.89
P732      973500003       HEPA VAC                             EUROCLEAN              0170-002   $  1,225.00     14.56     131.25
P733      9735000032      HEPA VAC                             EUROCLEAN              0170-002   $  1,225.00     20.42     183.75
P734      973500006       HEPA VAC                             EUROCLEAN              0170-002   $  1,225.00     14.58     131.25
P735      973500005       HEPA VAC                             EUROCLEAN              0170-002   $  1,225.00     14.58     131.25
P737      903046013       LEL METER                            INDUSTRIAL SCIENTIFIC  0170-002   $    500.00      5.95      53.57
P738      53625V          FALL PROTECTION/BLOCK                MILLER                 0170-002   $  1,474.85     17.56     158.02
P739                      SOIL SAMPLER BORE KIT                ARTS MANUFACTURING     0170-002   $  1,000.00     11.90     107.14
P740      TK-02           VAC-U-MAX CLOSED TOP DRUM            VAC-U-MAX              0170-002   $  1,000.00     11.90     107.14
P741      55D-D61         VAC-U-MAX OPEN TOP DRUM              VAC-U-MAX              0170-002   $  1,000.00     11.90     107.14
P743                      FILTER PRESS                         ELMCO                  0170-002   $  2,000.00     23.61     214.29
P744                      EXPLOSION PROOF LIGHTS                                      0170-002   $    900.00     10.71      96.43
P745                      HAZCAT KIT                           HAZTECH                0170-002   $  2,713.23     32.30     290.70
P746      38511847X7      CHAIN SAW                            STILH                  0170-002   $    446.90      5.32      47.88
P802      D75453111       LAPTOP                               TOSHIBA                0176-002   $  2,009.57     33.50     301.48
P804                      COMPUTER                             GATEWAY                0176-002   $  2,590.00      0.00      56.79
P807      11BHNTZ         TYPEWRITER                           IBM                    0170-002   $    575.00      9.58      89.25
P808                      AUTOMATED PHONE SYSTEM               SAMSUNG                0175-002   $ 13,774.32    153.96   1,475.82
P809                      435 CDS LAPTOP                       TOSHIBA                0176-002   $  1,585.95     26.43     237.89
P908                      CELL PHONE                           MOTOROLA               0170-002   $    500.00      0.00       0.00
P909                      CELL PHONE                           MOTOROLA               0170-002   $    500.00      0.00       0.00
P910                      CELL PHONE                           MOTOROLA               0170-002   $    500.00      0.00     211.11
P911                      CELL PHONE                           MOTOROLA               0170-002   $    500.00      0.00     211.11
P912                      CELL PHONE                           MOTOROLA               0170-002   $    500.00      0.00     211.11
                          OFFICE FILES                         DELATTE METALS         0174-002   $    785.94      9.38      46.78

ID            ACCUM-99      NBV
----        ----------   ---------

P305           410.95       189.05
P306           882.74       617.25
P307           616.43       283.57
P400           439.08        60.91
P403         1,041.47     1,357.53
P404        10,273.81     4,725.19
P500         1,164.88       735.12
P501         1,301.35       596.65
P502         1,301.35       596.65
P508           684.92       315.08
P509           684.92       315.08
P510         1,301.35       698.65
P511         1,369.84       630.16
P512         1,368.54       630.16
P513         1,389.54       630.16
P600         1,930.29     2,544.71
P708           753.41       346.59
P714         2,583.75       568.25
P720         1,027.38       472.52
P721         1,541.99     1,392.91
P722         2,948.49     3,887.01
P723           342.46       157.54
P724         2,123.25       876.75
P725           220.09       290.15
P730           516.83     1,665.17
P731           222.68       872.32
P732           312.57       912.43
P733           437.60       787.40
P734           312.57       912.43
P735           312.57       912.43
P737           342.48       157.54
P738         1,010.16       464.89
P739           684.92       315.08
P740           215.87       784.13
P741           215.87       784.13
P743         1,060.16       819.84
P744           618.43       283.57
P745           812.89     1,900.34
P746           194.01       252.89
P802         1,258.40       751.47
P804         2,690.00        (1.00)
P807           345.32       229.58
P808         3,312.40    10,481.92
P809           728.95       857.29
P908           500.00         0.00
P909           500.00         0.00
P910           500.00         0.00
P911           500.00         0.00
P912           500.00         0.00
                48.78       739.18

  ID               SERIAL                          MAKE & MODEL                        AP VENDOR              FAACCT
  --               ------                          ------------                        ---------              ------
                                        TOSHIBA                                 ANDREA LINDQUIST             0176-002
                                        TOSHIBA                                 LAURIE TEUN                  0176-002
                                        TOSHIBA                                 BRYAN CHERNICK               0176-002
                                        HP LASER JET 5SI                        COMPUTERS & APPLICATIONS     0176-002
                                        15 HP 3 PHASE MOTOR                     DAVIS PUMP & ELECTRIC        0170-002
                                        PH METER PROBE/RECEPTACLE               TBI BAILEY                   0170-002
                                        101165 DIGITEC PRINT                    MOUNTAIN PACIFIC MACHINE     0170-002
                                        TOSHIBA                                 CAROL TIERNEY                0176-002
                                        TOSHIBA                                 LAURIE TEUN                  0176-002


  ID           BOOK_BASIS             SEP-99             DEP EXP-99          ACCUM-99              NBV
  --           ----------             ------             ----------          --------              ---
             $       800.00            13.33              105.67               105.67              693.33
             $     1,521.45            25.36              177.50               177.50            1,343.96
             $       790.20            13.17               52.68                52.68              737.52
             $     2,334.84            38.91              116.74               116.74            2,218.10
             $       694.02            11.57               23.13                23.13              670.89
             $     1,237.14            20.82               41.24                41.24            1,195.90
             $     2,197.25            36.62               73.24                73.24            2,124.01
             $     1,646.17            30.77               61.54                61.54            1,784.53
             $     1,751.75            29.20               58.39                58.39            1,593.36

             $ 1,663,351.18      $ 20,257.41        $ 183,975.96         $ 697,014.67       $  868,346.51

FURNITURE AND EQUIPMENT

                                                                   SCHEDULE 1.E.
                                                                ANCILLARY ASSETS



         Ancillary Assets as defined in the Asset Purchase and Assignment Agreement shall mean and include all documents, books and records, instruments, databases, stationary, preprinted forms, programs, records, intangibles, consultants' reports and memoranda, customer, vendor and supplier lists, trade secrets and other proprietary or confidential information, work files and work products necessary for closing out delivery orders, telephone numbers and other assets of Seller, in each case which relate solely or primarily to the Acquired Assets or are used solely or primarily with Acquired Assets or are used solely or primarily in the performance of the EPA Contracts. Ancillary Assets shall not include any EPA Contract Equipment or Excluded Assets.

                                  SCHEDULE 3.C


                         SCHEDULE OF ASSUMED LIABILITIES



The only liabilities of Sellers that Purchaser shall be obligated to assume are as follows:

(1) The direct obligations of Sellers under the EPA Contracts relating to performance after the Closing Date; and

(2) Obligations and liabilities of Sellers, whether to the EPA or third parties that can be reasonably and foreseeably implied from the terms of the EPA Contracts or the Federal Acquisition Regulations as necessary or required in connection with the assumption, novation or performance of the EPA Contracts, from and after the Closing Date. Examples of the foregoing shall include, but are not limited to, any obligations of Sellers under the EPA Contracts to use minority or small business contractors or the requirement to lease or acquire particular items of equipment necessary to complete performance under the EPA Contracts. This does not include government or third party claims arising out of Seller's performance of the EPA contract prior to the Closing Date.

(3)      Seller leases at the property located at 170 West Dayton, Edmonton, WA.

                                                                    SCHEDULE 1.D
                                                          EDMONDS FACILITY LEASE




                               SEE ATTACHED LEASE

                               JOB STATUS SUMMARY
                                   ERRS WEST
                            CONTRACT NO. 68-W7-0016
                           08/01/99 THROUGH 08/31/99

-----------------------------------------------------------------------------------------------
REGION 6
-----------------------------------------------------------------------------------------------
                                                                   D.O.
-----------------------------------------------------------------------------------------------
 D.O.               Project                   Start             Completion             D.O.
-----------------------------------------------------------------------------------------------
 No.                 Name                      Date                Date              Ceiling
===============================================================================================
06-001    Shepherd Lead                      02/27/97            06/05/97            300,000.00
-----------------------------------------------------------------------------------------------
06-002    Mylar Fire                         03/26/97            04/30/97            500,000.00
-----------------------------------------------------------------------------------------------
06-003    Arkansas Methyl Parathion          03/31/97            08/31/98            600,000.00
-----------------------------------------------------------------------------------------------
06-004    Louisiana Methyl Parathion         04/11/97            01/08/99          3,025,000.00
-----------------------------------------------------------------------------------------------
06-005    BPS Inc., Fire                     05/08/97            06/30/97            100,000.00
-----------------------------------------------------------------------------------------------
06-006    Victory Metals                     05/16/97            11/30/97            185,000.00
-----------------------------------------------------------------------------------------------
06-007    Mammoth Mill                       06/09/97            01/08/98            180,000.00
-----------------------------------------------------------------------------------------------
06-008    Gray Ag-Air Site                   06/24/97            10/31/97            350,000.00
-----------------------------------------------------------------------------------------------
06-009    Garland Drum                       06/24/97            07/31/97             25,000.00
-----------------------------------------------------------------------------------------------
06-010    JFK High School                    06/25/97            10/31/97            100,000.00
-----------------------------------------------------------------------------------------------
06-011    Pontchatula Battery                07/18/97            10/15/97            120,000.00
-----------------------------------------------------------------------------------------------
06-012    Preplanning Region 6               03/20/98            01/08/00             55,000.00
-----------------------------------------------------------------------------------------------
06-013    Odessa Drum                        07/18/97            01/08/98          1,000,000.00
-----------------------------------------------------------------------------------------------
06-014    Southern Shipbuilding              08/21/97            10/30/97            150,000.00
-----------------------------------------------------------------------------------------------
06-015    Mill Creek Drum                    08/06/97            10/31/97             40,000.00
-----------------------------------------------------------------------------------------------
06-016    Hot Springs Mercury                09/10/97            10/31/97            100,000.00
-----------------------------------------------------------------------------------------------
06-017    Richland Oil Salvage, Inc.         09/23/97            01/08/98            400,000.00
-----------------------------------------------------------------------------------------------
06-018    Stephenson-Bennett Mine Site       09/30/97            02/28/99          3,843,000.00
-----------------------------------------------------------------------------------------------
06-019    Mesh Plastics                      09/30/97            01/08/98            100,000.00
-----------------------------------------------------------------------------------------------
06-020    Polycycle-Tecula                   10/23/97            11/30/98             20,000.00
-----------------------------------------------------------------------------------------------
06-021    Overholt Trucking                  11/06/97            06/30/98          1,532,000.00
-----------------------------------------------------------------------------------------------
06-022    Anti-freeze, Inc.                  12/03/97            07/31/98            600,000.00
-----------------------------------------------------------------------------------------------
06-023    Lake Maurapas Barge                12/02/97            06/30/98            200,000.00
-----------------------------------------------------------------------------------------------
06-024    Texarkana Mercury and Neon         01/06/98            07/31/98            355,000.00
-----------------------------------------------------------------------------------------------
06-025    Dallas Plating                     01/08/98            07/31/98            263,000.00
-----------------------------------------------------------------------------------------------
06-026    Everman Oil Spill                  02/02/98            03/31/98             50,000.00
-----------------------------------------------------------------------------------------------
06-027    Broussard Chemical                 02/20/98            05/31/98             75,000.00
-----------------------------------------------------------------------------------------------
06-028    Lake Palourde Aband. Barge         02/11/98            10/31/98            175,000.00
-----------------------------------------------------------------------------------------------
06-029    Guthrie Oil                        04/13/98            08/31/98             80,000.00
-----------------------------------------------------------------------------------------------
06-630    Castex Systems                     03/09/98            07/31/99          1,250,000.00
-----------------------------------------------------------------------------------------------
06-631    Plano Mercury                      03/05/98            05/30/98             50,000.00
-----------------------------------------------------------------------------------------------

                               JOB STATUS SUMMARY
                                   ERRS WEST
                            CONTRACT NO. 68-W7-0016
                           08/01/99 THROUGH 08/31/99



============================================================================================
06-632    11th Street Drums                       04/01/98       07/31/98         110,000.00
--------------------------------------------------------------------------------------------
06-633    Clearwater Fluids Recycling             04/06/98       01/07/99         690,000.00
--------------------------------------------------------------------------------------------
06-634    Louisiana Oil Recycling, Inc.           04/10/98       01/07/99         500,000.00
--------------------------------------------------------------------------------------------
06-635    FM 14 Drum Site                         05/14/98       09/30/98         500,000.00
--------------------------------------------------------------------------------------------
06-636    Penrod Drum                             06/01/98       09/30/98         450,000.00
--------------------------------------------------------------------------------------------
06-637    Westbank Asbestos                       07/10/98       09/30/98         220,000.00
--------------------------------------------------------------------------------------------
06-638    Mid-South Tire Fire                     07/16/98       10/31/98         150,000.00
--------------------------------------------------------------------------------------------
06-639    Concord Operating Co.                   07/27/98       10/31/98           5,000.00
--------------------------------------------------------------------------------------------
06-640    Bayou Sorrel Aband. Barge               07/30/98       01/08/99         300,000.00
--------------------------------------------------------------------------------------------
06-641    Ojo Caliente Dip Vat Site               08/07/98       11/30/98         118,000.00
--------------------------------------------------------------------------------------------
06-642    Hudson Oil Refinery                     08/11/98       09/15/99       5,950,000.00
--------------------------------------------------------------------------------------------
06-643    ERI Tire Fire                           08/24/98       01/08/99         500,000.00
--------------------------------------------------------------------------------------------
06-644    Delatte Metals                          08/27/98       09/08/99       7,905,881.00
--------------------------------------------------------------------------------------------
06-645    Talen's Landing Bulk Plant              09/08/98       09/08/99       1,350,000.00
--------------------------------------------------------------------------------------------
06-646    Hastings Radiochemical Sites            09/28/98       06/30/99       1,500,000.00
--------------------------------------------------------------------------------------------
06-647    MDI                                     09/28/98       09/30/99         600,000.00
--------------------------------------------------------------------------------------------
06-648    Tex-Tin Site (off-site)                 09/28/98       09/30/99         500,000.00
--------------------------------------------------------------------------------------------
06-649    State Marine Site                       09/29/98       09/30/99          40,000.00
--------------------------------------------------------------------------------------------
06-650    Madisonville Tire/Drum Fire             10/04/98       10/04/99          65,000.00
--------------------------------------------------------------------------------------------
06-651    Limestone Landfill Fire                 10/07/98       09/30/99         200,000.00
--------------------------------------------------------------------------------------------
06-652    Oilton Auto Pack Site                   12/18/98       09/15/99          40,000.00
--------------------------------------------------------------------------------------------
06-653    R&P Electroplating                      01/06/99       09/30/99         900,000.00
--------------------------------------------------------------------------------------------
06-654    Production Gauging Services, Inc.       01/07/99       04/30/99         250,000.00
--------------------------------------------------------------------------------------------
06-655    Leachville Metal Plating Site           02/25/99       12/31/99         175,000.00
--------------------------------------------------------------------------------------------
06-656    Hudson Oil Refinery II                  03/26/99       01/08/00         900,000.00
--------------------------------------------------------------------------------------------
06-657    Sulfur Molten Tank Fire                 04/08/99       05/09/99         200,000.00
--------------------------------------------------------------------------------------------
06-658    O'Neil Tank Battery                     04/26/99       08/30/99         150,000.00
--------------------------------------------------------------------------------------------
06-659    Tiger Pass                              05/10/99       01/08/00         950,000.00
--------------------------------------------------------------------------------------------
06-660    W. Duet No. 1 Well Gas Blowout          05/14/99       06/30/99       1,400,000.00
--------------------------------------------------------------------------------------------
06-661    HHW, OK Tornadoes                       05/18/99       09/30/99          50,000.00
--------------------------------------------------------------------------------------------
06-662    The Chemical House                      05/24/99       09/30/99         200,000.00
--------------------------------------------------------------------------------------------
06-663    OK Tornado II                           06/01/99       01/08/00         425,000.00
--------------------------------------------------------------------------------------------
06-664    Rockwall Mercury                        06/16/99       10/31/99         100,000.00
--------------------------------------------------------------------------------------------
06-665    Ruston Foundary                         06/28/99       08/31/99          40,000.00
--------------------------------------------------------------------------------------------
06-666    Exxon Houston Ship Channel              06/28/99       07/31/99           8,000.00
============================================================================================

                               JOB STATUS SUMMARY
                                   ERRS WEST
                            CONTRACT NO. 68-W7-0016
                           08/01/99 THROUGH 08/31/99



===============================================================================================
06-667      Arabi Mercury Spill                     07/09/99        10/31/99          50,000.00
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
08-001      Spring Creek Oil Spill                  02/28/97        07/09/97          10,000.00
-----------------------------------------------------------------------------------------------
08-002      Oklahoma City Bomb. / G7 Conf.          03/10/97        07/01/98          22,000.00
-----------------------------------------------------------------------------------------------
08-003      Aspen Park Solvents                     03/10/97        01/08/00         105,000.00
-----------------------------------------------------------------------------------------------
08-004      Lovell Refining                         03/10/97        09/30/99         298,720.00
-----------------------------------------------------------------------------------------------
08-005      Industrial Chrome Plating               03/13/97        01/08/98         300,000.00
-----------------------------------------------------------------------------------------------
08-006      York Street Drums                       03/12/97        06/01/97           7,500.00
-----------------------------------------------------------------------------------------------
08-007      Twins Inn Site                          03/27/97        01/08/99          14,500.00
-----------------------------------------------------------------------------------------------
08-008      Roxborough Mercury Site                 04/01/97        07/01/97           5,000.00
-----------------------------------------------------------------------------------------------
08-009      Red River of North Dakota               04/24/97        01/08/98       3,250,000.00
-----------------------------------------------------------------------------------------------
08-010      Allison Street Drum Site                06/02/97        09/01/97          10,000.00
-----------------------------------------------------------------------------------------------
08-011      Red Water Mine Site                     06/13/97        10/31/98         245,000.00
-----------------------------------------------------------------------------------------------
08-012      Ramp Industries                         06/19/97        01/08/98          80,000.00
-----------------------------------------------------------------------------------------------
08-013      Badger Mercury Site                     06/25/97        11/30/97          18,500.00
-----------------------------------------------------------------------------------------------
08-014      Flathead Lake Boat Site                 07/04/97        07/31/97           5,000.00
-----------------------------------------------------------------------------------------------
08-015      Reclaim Barrel Site                     07/18/97        05/01/98          64,000.00
-----------------------------------------------------------------------------------------------
08-016      Towaac Day Care Center                  08/05/97        10/30/97           3,000.00
-----------------------------------------------------------------------------------------------
08-017      Upper AR River / Leadville              09/22/97        01/08/00         500,000.00
-----------------------------------------------------------------------------------------------
08-018      Manville Pesticide Site                 09/25/97        09/30/98         390,000.00
-----------------------------------------------------------------------------------------------
08-019      Ute Tribe Chemical Site                 10/16/97        04/01/98          35,000.00
-----------------------------------------------------------------------------------------------
08-020      Bull Oil Site                           10/28/97        04/01/98          72,000.00
-----------------------------------------------------------------------------------------------
08-021      Wounded Knee Sew. Lagoon                11/06/97        01/08/98          45,000.00
-----------------------------------------------------------------------------------------------
08-022      Craig Diesel Spill-Yampa River          11/07/97        01/08/98           1,000.00
-----------------------------------------------------------------------------------------------
08-023      32nd Street Asphalt Site                11/10/97        11/30/97           1,000.00
-----------------------------------------------------------------------------------------------
08-024      38th and York PCB                       02/06/98        09/01/98          81,000.00
-----------------------------------------------------------------------------------------------
08-025      High-Tech Metals                        02/19/98        08/30/98         190,000.00
-----------------------------------------------------------------------------------------------
08-026      Craig Mercury Site                      03/20/98        08/30/98          15,000.00
-----------------------------------------------------------------------------------------------
08-027      Preplanning Region 8                    03/30/98        01/08/00          55,000.00
-----------------------------------------------------------------------------------------------
08-028      Sandy Smelter                           04/01/98        03/31/99       1,850,000.00
-----------------------------------------------------------------------------------------------
08-029      54th Street Drums                       04/17/98        07/30/98          13,000.00
-----------------------------------------------------------------------------------------------
08-830      Leadville Drums                         05/19/98        10/31/98          23,000.00
-----------------------------------------------------------------------------------------------
08-831      Hansen Container                        05/28/98        12/31/98          22,000.00
-----------------------------------------------------------------------------------------------
08-832      Sheridan PCM Drum                       05/22/98        12/31/98           7,000.00
-----------------------------------------------------------------------------------------------
08-833      Pine Ridge Pesticide Site               06/12/98        10/31/98          11,000.00
===============================================================================================

                               JOB STATUS SUMMARY
                                   ERRS WEST
                            CONTRACT NO. 68-W7-0016
                           08/01/99 THROUGH 08/31/99



=======================================================================================
08-834    58th and York                           07/16/98   10/31/98          7,000.00
---------------------------------------------------------------------------------------
08-835    Summitville Drum                        07/30/98   06/30/99        250,000.00
---------------------------------------------------------------------------------------
08-836    Upper Arkansas River Lagoon             07/30/98   10/31/98         24,500.00
---------------------------------------------------------------------------------------
08-837    Vasquez and I-70                        09/22/98   06/30/99        785,000.00
---------------------------------------------------------------------------------------
08-838    Weld County Waste Disposal              09/25/98   10/01/99      2,195,000.00
---------------------------------------------------------------------------------------
08-839    Basin Tailings Site                     10/08/98   06/30/99        355,000.00
---------------------------------------------------------------------------------------
08-840    R.J. Refinery Site                      10/13/98   06/30/99         17,000.00
---------------------------------------------------------------------------------------
08-841    Davis Post & Pole                       10/26/98   08/01/99        135,000.00
---------------------------------------------------------------------------------------
08-842    Santa Fe Tanker Site                    12/05/98   11/01/99         20,000.00
---------------------------------------------------------------------------------------
08-843    Fenton Culvert                          01/15/99   03/30/99         25,000.00
---------------------------------------------------------------------------------------
08-844    Rosebud Indian Reservation              02/05/99   04/30/99          5,000.00
---------------------------------------------------------------------------------------
08-845    Ute Mountain Indian Reservation         02/11/99   04/30/99          9,500.00
---------------------------------------------------------------------------------------
08-046    Thornton Mercury Site                   03/11/99  not listed         6,500.00
---------------------------------------------------------------------------------------
08-847    Wade Field Services, Inc.               04/15/99   09/30/99         39,000.00
---------------------------------------------------------------------------------------
08-848    Pleasant View PCE Site                  04/21/99   09/30/99         35,000.00
---------------------------------------------------------------------------------------
08-849    Manvel Pesticide Site                   05/18/99   01/08/00         15,000.00
---------------------------------------------------------------------------------------
08-850    Monroe Chemical                         05/26/99   01/08/00        100,000.00
---------------------------------------------------------------------------------------
08-851    Montezuma County Pesticide              06/02/99   01/08/00         13,000.00
---------------------------------------------------------------------------------------
08-852    Upper Ten Mile Creek                    06/10/99   01/08/00      4,000,000.00
---------------------------------------------------------------------------------------
08-853    Kenco Refinery                          06/11/99   01/08/00         24,000.00
---------------------------------------------------------------------------------------
08-854    Upper AR River Fluvial Tailings II      07/09/99   01/08/00        350,000.00
---------------------------------------------------------------------------------------
08-855    Lockwood Solvents                       07/14/99   01/08/00          5,000.00
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
09-001    Sutter County, California               01/15/97   06/30/99        200,000.00
---------------------------------------------------------------------------------------
09-002    San Joaquin County, California          01/15/97   06/30/97        100,000.00
---------------------------------------------------------------------------------------
09-003    McCormick & Baxter                      03/03/97   10/31/97        455,000.00
---------------------------------------------------------------------------------------
09-004    Enviropur West                          02/28/97   06/30/98      1,600,000.00
---------------------------------------------------------------------------------------
09-005    Fresno Drum                             02/26/97   12/08/98        368,000.00
---------------------------------------------------------------------------------------
09-006    DC Metals                               03/01/97   09/30/99        790,000.00
---------------------------------------------------------------------------------------
09-007    Del Norte                               02/26/97   03/31/99        155,000.00
---------------------------------------------------------------------------------------
09-008    Frontier Fertilizer                     02/26/97   06/30/97         35,000.00
---------------------------------------------------------------------------------------
09-009    Yuba County, California                 02/26/97   06/30/97         75,000.00
---------------------------------------------------------------------------------------
09-010    Household Hazardous Waste               02/28/97   06/30/97        400,000.00
---------------------------------------------------------------------------------------
09-011    Moorpark Meth Lab                       03/17/97   09/30/97        100,000.00
---------------------------------------------------------------------------------------
09-012    Proto Metals                            04/07/97   07/31/97        139,000.00
=======================================================================================

                               JOB STATUS SUMMARY
                                   ERRS WEST
                            CONTRACT NO. 68-W7-0016
                           08/01/99 THROUGH 08/31/99


============================================================================================
09-013      Geo Operator Corp. / Unit 15        04/17/97        01/08/98        1,300,000.00
--------------------------------------------------------------------------------------------
09-014      Republic of Palau                   04/14/97        06/30/98          330,000.00
--------------------------------------------------------------------------------------------
09-015      American Samoa                      05/01/97        08/01/97           25,000.00
--------------------------------------------------------------------------------------------
09-016      Freelove Meth Lab / Valleyhome      05/05/97        09/30/97           72,000.00
--------------------------------------------------------------------------------------------
09-017      Ocean Park Lead                     05/12/97        09/30/97           60,000.00
--------------------------------------------------------------------------------------------
09-018      Lola and White Streets              06/20/97        07/31/97            5,000.00
--------------------------------------------------------------------------------------------
09-019      PEMACO                              08/01/97        01/08/00        1,100,000.00
--------------------------------------------------------------------------------------------
09-020      South Idaho Floods                  06/26/97        07/31/97           15,000.00
--------------------------------------------------------------------------------------------
09-021      Gentry Subdivision PCB Site         07/08/97        09/30/97           52,000.00
--------------------------------------------------------------------------------------------
09-022      Palermo Wells Site                  07/11/97        09/30/97           50,000.00
--------------------------------------------------------------------------------------------
09-023      Toro Creek                          07/15/97        01/08/00          340,000.00
--------------------------------------------------------------------------------------------
09-024      Iron Mountain Mine                  08/01/97        03/31/98          600,000.00
--------------------------------------------------------------------------------------------
09-025      Duck Valley                         09/15/97        09/30/99           24,000.00
--------------------------------------------------------------------------------------------
09-026      Leviathan Mine                      09/24/97        09/25/98          600,000.00
--------------------------------------------------------------------------------------------
09-027      Byers Bomb Site                     09/22/97        09/30/99        1,050,000.00
--------------------------------------------------------------------------------------------
09-028      Navajo Forest Products Ind.         09/24/97        09/30/98           80,000.00
--------------------------------------------------------------------------------------------
09-029      Bakersfield Chrome & Bumper         09/24/97        06/30/98          130,000.00
--------------------------------------------------------------------------------------------
09-030      Lava Cap Mine                       10/15/97        12/31/98          525,000.00
--------------------------------------------------------------------------------------------
09-031      K&L Plating / Pearmain              09/30/97        06/30/98          600,000.00
--------------------------------------------------------------------------------------------
09-032      K&L Plating / 89th                  10/03/97        06/30/98          500,000.00
--------------------------------------------------------------------------------------------
09-033      Pala Drug Lab                       09/25/97        01/08/98           10,000.00
--------------------------------------------------------------------------------------------
09-034      Eagle 1 Mill                        10/06/97        06/30/98          100,000.00
--------------------------------------------------------------------------------------------
09-035      Tuolumne Indian Reservation         10/10/97        01/08/98           10,000.00
--------------------------------------------------------------------------------------------
09-036      PRC Patterson                       11/05/97        03/31/99          300,000.00
--------------------------------------------------------------------------------------------
09-037      West Cap                            03/05/98        03/31/99          518,500.00
--------------------------------------------------------------------------------------------
09-938      The Syntrum Corporation             02/09/98        09/30/99        1,205,549.00
--------------------------------------------------------------------------------------------
09-039      Preplanning Region 9                02/12/98        01/08/00           50,000.00
--------------------------------------------------------------------------------------------
09-040      Bay Blvd. / Lagoon Drive            03/05/98        09/30/98          100,000.00
--------------------------------------------------------------------------------------------
09-041      Indian Basin Boatyard               04/09/98        09/30/98          180,000.00
--------------------------------------------------------------------------------------------
09-042      Gambonini Mercury Mine              04/10/98        09/30/99        2,750,000.00
--------------------------------------------------------------------------------------------
09-943      Alcoa Pacific                       04/21/98        09/30/98           35,000.00
--------------------------------------------------------------------------------------------
09-944      Kingsbury Creek Mine                06/12/98        01/08/98           60,000.00
--------------------------------------------------------------------------------------------
09-945      Cappell Road                        07/22/98        01/08/99          200,000.00
--------------------------------------------------------------------------------------------
09-946      Minerec Mining Chemical             09/01/98        03/31/99          150,000.00
--------------------------------------------------------------------------------------------
09-947      Grey Eagle Mine                     09/09/98        09/30/98        1,781,655.00
============================================================================================

                               JOB STATUS SUMMARY

                                   ERRS WEST

                            CONTRACT NO. 68-W7-0016

                           08/01/99 THROUGH 08/31/99


===================================================================================
09-948 McFarland, CA                    09/17/98       09/30/99          35,000.00
-----------------------------------------------------------------------------------
09-949 Barona Res. Meth Drums           11/18/98       03/31/99          10,000.00
-----------------------------------------------------------------------------------
09-950 Wilder Ranch                     11/30/98       03/31/98         250,000.00
-----------------------------------------------------------------------------------
09-951 Francis Plating Site             12/16/98       09/30/99       1,000,000.00
-----------------------------------------------------------------------------------
09-952 CRIT Parker Pesticide Site       02/20/99       09/30/99         168,500.00
-----------------------------------------------------------------------------------
09-953 38th Street Rad Site             03/04/99       09/30/99          50,000.00
-----------------------------------------------------------------------------------
09-954 Hollywood Blvd, near I-5         03/10/99       06/30/99          50,000.00
-----------------------------------------------------------------------------------
09-955 Hofer Property                   05/04/99       01/08/00         680,000.00
-----------------------------------------------------------------------------------
09-956 Pala Indian Reservation          04/29/99       06/30/99           5,000.00
-----------------------------------------------------------------------------------
09-957 Gila River Indian Reservation    05/27/99       01/08/00         200,000.00
-----------------------------------------------------------------------------------
09-958 SW Photochemical                 06/18/99       01/08/00         600,000.00
-----------------------------------------------------------------------------------
09-959 Buena Vista / Klau Mine          07/09/99       12/15/99       1,149,978.00
-----------------------------------------------------------------------------------
09-960 Mongmong, Guam                   07/21/99       12/15/99         200,000.00
===================================================================================

                                                                   SCHEDULE 1.C.
                                                          EPA CONTRACT EQUIPMENT




SEE ATTACHED SCHEDULE AND INCLUDING SELLERS OFFICE FURNITURE AND MISCELLANEOUS EQUIPMENT AND SUPPLIES LOCATED IN THE EDMUNDS, WA LEASED FACILITY.


 ID            SERIAL                        MAKE & MODEL                          AP VENDOR              FAACCT   BOOK_BASIS
----      -----------------        ---------------------------------       ------------------------      --------  -----------
S100      1FTJX35G4RKB31487        94 F350 1 TON EXT CAB                   COURTESY                      0172-002  $ 13,385.85
S101      1FTJX35GTEB64213         96 F350 1 TON EXT CAB                   ASSOCIATES LEASING            0172-002  $ 20,732.00
S102      2FDKF3852LCA91856        90 F350 1 TON FLATBED                   BILLPIE FORD                  0171-002  $ 24,961.97
S103      [ILLEGIBLE]              95 CHEVY                                ASSOCIATES LEASING            0172-002  $ 22,743.53
S104      [ILLEGIBLE]              92 F250 1 TON BOX TRUCK                 ENTERPRISE                    0172-002  $ 21,580.68
S105      1FTJW35SF9SEA71446       95 F350 1 TON CREW CAB                  ASSOCIATES LEASING            0172-002  $ 25,780.00
S106      [ILLEGIBLE]              KOMATSU 5000LB INDUSTRIAL FORKLIFT      HERTZ                         0171-002  $ 13,000.03
S107      [ILLEGIBLE]              98 YAMAHA 386CC 4X4 ATV                 CANTON FARM EQUIPMENT         0171-002  $  5,295.00
S108      3B7KC23C7SM172833        95 BR2500 RAM                           ASSOCIATES LEASING            0172-002  $ 27,315.00
S200      [ILLEGIBLE]              28' 1985 FREUHAUF VAN                   FRUEHAUF                      0170-002  $[ILLEGIBLE]
S202      16VAX1213N1A21011        92 BIG TEX UTILITY TRAILER              HARRIS TRAILER SALES          0170-002  $    777.56
S205      FRTO11702                32' SEMI TRAILER                        FRUEHAUF                      0170-002  $  3,843.00
S207      FRTO11708                32' SEMI TRAILER                        FRUEHAUF                      0170-002  $  3,843.00
S208      107101E                  74 GINDY DRY VAN                        FRUEHAUF                      0170-002  $  6,774.12
S209                               HAZDECON MODEL #R-MDF4LP                HAZDECON                      0170-002  $ 26,930.00
S210      983110                   8'X20' DECON TRAILER                    HAZCO/CENTRAL INDUSTRIES      0170-002  $  2,164.00
S300      GC02-2471827             2' TRASH PUMP                           HONDA                         0170-002  $  1,136.10
S301      234-76104-01             3' TRASH PUMP                           MULTIQUIP                     0170-002  $  1,555.13
S302      WAF1009366               3' TRASH PUMP                           HONDA                         0170-002  $  1,295.00
S304      [ILLEGIBLE]              2' SUBMERSIBLE PUMP                     TEEL SYSTEMS                  0170-002  $  1,487.58
S307      08-9527                  PUMP ME/PAPB/TF/FTF/PTS                 WAGNER PROCESS/WILDEN         0170-002  $  2,587.69
S308                               PUMP WIMB/TO/TF/TF/AT                   ARGO/WILDEN                   0170-002  $    985.00
S309                               PUMP WIM1STOTFTFAT                      ARGO/WILDEN                   0170-002  $  1,543.00
S310                               PUMP WIMB/ST/FT/TF/ST                   ARGO/WILDEN                   0170-002  $  2,090.00
S311                               PUMP WIMB/ST/FT/TF/ST                   ARGO/WILDEN                   0170-002  $  2,093.00
S313                               PUMP M8-WIM                             ARGO/WILDEN                   0170-002  $  1,170.00
S314                               PUMP M8-WIM                             ARGO/WILDEN                   0170-002  $    985.00
S317      15-5003                  MIS-00-BN-BN-BN                         PHOENIX PUMPS/WILDEN          0170-002  $  1,232,62
S318      [ILLEGIBLE]              MASTERFLEX 12VDC                        COLE-PARMER/REDI-FLO          0170-002  $  2,369.38
S319                               110 VOLT FUEL PUMP                      REBEL OIL                     0170-002  $    466.94
S321                               PUMP PCISP2GVPNC                        ARGO                          0170-002  $    946.25
S323                               3'DD ALUMINUM PUMP                      HERTZ/WILDEN                  0170-002  $  1,357.38
S324      CA9105 CA9115            TELESCOPIC SHOWER                       SAFETY ENVIRONMENTAL          0170-002  $    899.71
S329                               LUTZ PUMP                               RYAN HERCO                    0170-002  $  1,325.87
S400      1119596                  93 HONDA GENERATOR [ILLEGIBLE]          HILLSBORO HONDA               0170-002  $  2,150.00
S500A                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,748.89
S500B                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,748.89
S500C                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,748.89
S500D                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,748.89
S502A                              HIP AIR PACK                            HAZCO/MSA                     0170-002  $  1,582.73
S502B                              HIP AIR PACK                            HAZCO/MSA                     0170-002  $  1,582.73
S502C                              HIP AIR PACK                            HAZCO/MSA                     0170-002  $  1,582.73
S503A                              HIP AIR PACK                            HAZCO/CASCADE                 0170-002  $  1,359.04
S503B                              HIP AIR PACK                            HAZCO/CASCADE                 0170-002  $  1,359.04
S503C                              HIP AIR PACK                            HAZCO/CASCADE                 0170-002  $  1,359.04
S503D                              HIP AIR PACK                            HAZCO/CASCADE                 0170-002  $  1,359.04
S504A                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,487.58
S504B                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,487.58
S504C                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,487.58
S505A                              HIP AIR PACK                            CASCADE/MSA                   0170-002  $  1,437.50




 ID                SEP-99                DEP EXP-99             ACCUM 99          NBV
----            -----------             -----------           -----------     -----------
S100                 (17.19)                 897.51             13,368.61           17.19
S101                 345.53                3,109.00             14,627.58        6,104.42
S102                   0.00                    0.00             24,961.97            0.00
S103                 379.05                3,411.53             20,456.54        2,288.99
S104                 359.88                3,237.10             20,693.47     [ILLEGIBLE]
S105                 429.57             [ILLEGIBLE]           [ILLEGIBLE]        4,640.91
S106                 216.67                1,950.00              4,554.45        8,435.58
S107                  58.25                  794.25           [ILLEGIBLE]        3,674.14
S108                 455.25                4,097.25             24,052.38        3,282.63
S200                 104.45                  940.02              3,874.96        2,391.82
S202                  28.87                   15.98                777.58            0.00
S205                 (14.94)                  79.00              3,843.01            0.00
S207                 (14.94)                  79.00              3,843.01            0.00
S208                 112.90                1,016.12               4,22.53        2,551,59
S209                 345.00                3,105.00             16,215.00       12,765.00
S210                   0.00                    0.00           [ILLEGIBLE]           (0.00
S300                  13.53                  121.73                885.60          270.50
S301                   0.00                   82.69              1,565.13           (0.00
S302                   0.00                   23.74              1,295,00           (0.00
S304                   0.00                    0.00              1,487.58            0.00
S307                  30.57                  275.11                911.94        1,555.75
S308                   0.00                    0.00                917.47           67.53
S309                   0.00                    0.00              1,543.00           (0.00
S310                   0.00                    0.00              2,090.00           (0.00
S311                   0.00                    0.00              2,093.00            0.00
S313                  13.93                  125.36                998.21          171.79
S314                   0.00                    0.00                985.00            0.00
S317                  14.67                  132.07                555.17          577.45
S318                  28.21                  253.66              2,309.21           80.17
S319                   5.80                   52.17                373.90          113.04
S321                  11.25                  101.38                836.61          109.64
S323                  16.16                  145.43                324.28        1,033.12
S324                  10.71                   96.40                770.82          128.89
S329                  22.10                  154.68                154.68        1,171.19
S400                  25.60                  230.36              1,611.51          508.49
S500A                 20.82                  187.38                796.72          952.17
S500B                 20.82                  187.38                796.72          952.17
S500C                 20.82                  187.38                796.72          952.17
S500D                 20.82                  187.38                796.72          952.17
S502A                 18.84                  169.58              1,069.60          513.13
S502B                 18.84                  169.58              1,069.60          513.13
S502C                 18.84                  169.58              1,069.60          513.13
S503A                 16.18                  145.61                837.54          521.50
S503B                 16.18                  145.61                837.54          521.50
S503C                 16.18                  145.61                837.54          521.50
S503D                 16.18                  145.61                837.54          521.50
S504A                  0.00                    0.00              1,487.58            0.00
S504B                  0.00                    0.00              1,487.58            0.00
S504C                  0.00                    0.00              1,487.58            0.00
S505A                 19.49                  175.45              1,595.91           41.59

  ID               SERIAL                          MAKE & MODEL                        AP VENDOR              FAACCT
  --               ------                          ------------                        ---------              ------
S505B                                   HIP AIR PACK                            CASCADE/MSA                  0170-002
S505C                                   HIP AIR PACK                            CASCADE/MSA                  0170-002
S505D                                   HIP AIR PACK                            CASCADE/MSA                  0170-002
S506                                    HIP AIR PACK                            MSA/SCBA                     0170-002
S507                                    HIP AIR PACK                            MSA/SCBA                     0170-002
S701                                    VAC-U-MAX 55 GAL OPEN TOP               VACU-MAX                     0170-002
S702                                    VAC-U-MAX CLN/U55                       VACU-MAX                     0170-002
S703                                    VAC-U-MAX CLN/U55                       VACU-MAX                     0170-002
S704                                    ASBESTOS VAC                            HACO                         0170-002
S705                                    ASBESTOS VAC                            HACO                         0170-002
S706        CA102ASB-12P                PULLMAN HOLT 12 GAL VACUUM              SAFETY ENVIRONMENTAL         0170-002
S707        CA102ASB-12P                PULLMAN HOLT 12 GAL VACUUM              SAFETY ENVIRONMENTAL         0170-002
S708        CA102ASB-12P                PULLMAN HOLT 12 GAL VACUUM              SAFETY ENVIRONMENTAL         0170-002
S709        CA102ASB-12P                PULLMAN HOLT 12 GAL VACUUM              SAFETY ENVIRONMENTAL         0170-002
S710                                    NILFISK WET/DRY MERCURY VAC             HAZCO                        0170-002
S711                                    NILFISK WET/DRY MERCURY VAC             HAZCO                        0170-002
S712                                    FA200DE NEGATIVE AIR                    SAFETY ENVIRONMENTAL         0170-002
S713                                    FA200DE NEGATIVE AIR                    SAFETY ENVIRONMENTAL         0170-002
S714                                    FA200DE NEGATIVE AIR                    SAFETY ENVIRONMENTAL         0170-002
S715                                    FA200DE NEGATIVE AIR                    SAFETY ENVIRONMENTAL         0170-002
S716                                    FA200DE NEGATIVE AIR                    SAFETY ENVIRONMENTAL         0170-002
S717                                    FA200DE NEGATIVE AIR                    SAFETY ENVIRONMENTAL         0170-002
S722                                    AIRSTRIPPER, SHALLOW TRAY               AIR STRIP                    0170-002
S724                                    CONCRETE VIBRATOR W/MOTOR               LONE STAR NORTHWEST          0170-002
S725                                    FIRE SAFETY CABINET                     C&H DISTRIBUTORS             0170-002
S726                                    FIRE SAFETY CABINET                     C&H DISTRIBUTORS             0170-002
S734                                    1/2" PNEUMATIC DRILL                    GRAINGER                     0170-002
S738        B190                        PNEUMATIC DRUM DEHEADER GA W/3517       WIZARD DRUM TOOL             0170-002
S739        TC16116                     BROOKS ($443,811)                       TARMAC                       0170-002
S740        PD390-3953                  3000 PSI GENERATOR PRESSURE WASHER      LANDA                        0170-002
S741        10074                       SUPER PROLINE DRUM CRUSHER 10-20/70     DRUMBEATERS OF AMERICA       0170-002
S749                                    PH 3000 HYDRALIC SHEAR                  CODE 3 RES Q                 0170-002
S752        DE4800/FR1210               105 GAL TANK W/FUEL PUMP                ACE TANK & EQUIP             0170-002
S756                                    HAZCAT KIT W/SENS. PUMP & TUBES         HAZTECH SYSTEMS              0170-002
S758        26083                       BURIED PIPE & CABLE DETECTOR            MCMASTER CARR SUPPLY         0170-002
S759        933113                      LASER PRO SHOT L1AS                     OPTICO FIELD EQUIPMENT & S   0170-002
S761        K01B1                       EXPLOSIMETER MODEL #1314SMPN            GASTECH                      0170-002
S763        580A-2521B-219              PHOTOIONIZATION DETECTOR MODEL #58      ENVIRONMENTAL INSTRUMEN      0170-002
S764        590A-24612-217              PHOTOIONIZATION DETECTOR MODEL #58      ENVIRONMENTAL INSTRUMEN      0170-002
S765        15326                       100 FT WATER LEVEL INDICATOR            SINCO/SLOPE INDICATOR COM    0170-002
S770                                    MARK 4 DUST FOGGER SYSTEM               TORGERSON MACHINERY          0170-002
S771                                    SPACE RECOVERY UNIT                     ARAMSCO                      0170-002
S773        063415                      AUTO LEVEL W/TRIPOD                     CONTRACTORS WAREHOUSE        0170-002
S774        B0210                       PCB SOIL TEST ANALYZER                  ENSYS                        0170-002
S777                                    3.5 HP GAS BLOWER W/VINYL HOSE DUCT     HAZCO                        0170-002
S778                                    3.5 HP GAS BLOWER W/VINYL HOSE DUCT     HAZCO                        0170-002
S779                                    3.5 HP GAS BLOWER W/VINYL HOSE DUCT     HAZCO                        0170-002
S780                                    3.5 HP GAS BLOWER W/VINYL HOSE DUCT     HAZCO                        0170-002
S781                                    3.5 HP GAS BLOWER W/VINYL HOSE DUCT     HAZCO                        0170-002
S782                                    3.5 HP GAS BLOWER W/VINYL HOSE DUCT     HAZCO                        0170-002


  ID            BOOK_BASIS           SEP-99             DEP EXP-99          ACCUM-99              NBV
  --            ----------           ------             ----------          --------              ---
S505B           $  1,637.50            19.49              175.45             1,593.31               44.18
S505C           $  1,637.50            19.49              175.45             1,593.31               44.19
S505D           $  1,637.50            19.49              175.45             1,593.31               44.19
S506            $  2,694.50             0.00              192.48             2,694.75                0.00
S507            $  2,694.50             0.00                0.00             2,694.75                0.00
S701            $  1,345.85            18.02              144.20               254.22            1,091.63
S702            $    954.55             0.00                0.00               954.56               (0.00)
S703            $    954.55             0.00                0.00               954.56               (0.00)
S704            $  1,300.00            15.48              139.29               513.29              785.71
S705            $  1,300.00            15.48              139.29               513.29              785.71
S706            $    624.06             7.43               66.87               522.79              101.29
S707            $    624.06             7.43               66.87               534.68               89.40
S708            $    624.06             7.43               66.87               534.68               89.40
S709            $    624.06             7.43               66.87               534.68               89.40
S710            $  4,072.38            48.48              436.33             1,016.48            3,055.90
S711            $  4,072.38            48.48              436.33             1,165.77            2,905.61
S712            $    808.13             9.62               86.59               692.36              115.77
S713            $    808.13             9.62               86.59               692.36              115.77
S714            $    808.13             9.62               86.59               692.36              115.77
S715            $    808.13             9.62               86.59               692.36              115.77
S716            $    808.13             9.62               86.59               692.36              115.77
S717            $    808.13             9.62               86.59               692.36              115.77
S722            $ 13,096.00           155.93            1,403.36             5,145.64            7,952.36
S724            $    948.00            11.29              101.57               714.39              233.61
S725            $    794.68             9.48               85.14               530.73              263.95
S726            $    795.00             9.46               85.18               659.86              135.34
S734            $    651.72             7.76               69.83               606.01               43.71
S738            $  3,005.60             0.00              146.70             3,005.60               (0.00)
S739            $443,611.00         5,283.46           47,551.18            65,239.69          358,571.11
S740            $ 10,641.03             0.00                0.00            10,641.03               (0.00)
S741            $ 45,774.30           544.93            4,904.38            25,339.34           20,434.96
S749            $  6,330.43            75.36              576.26             3,197.87            3,132.58
S752            $    689.55             8.21               73.66               307.29              382.26
S756            $  3,007.30            35.80              322.21             1,661.18            1,345.12
S758            $    674.04             8.02               72.22               430.37              243.67
S759            $  3,315.60            39.47              355.24             1,518.33            1,797.27
S761            $  2,324.15             0.00                0.00             2,324.15                0.00
S763            $  4,885.00            56.15              523.39             1,093.31            3,791.68
S764            $  4,925.00            58.63              527.68             1,102.28            3,822.74
S765            $    680.00             8.10               72.66               152.19              527.81
S770            $  2,291.36            27.28              245.51             1,382.10              909.28
S771            $  2,675.88            31.86              286.70             2,056.62              619.06
S773            $    864.86             0.00               51.48               664.68                0.00
S774            $  1,261.50            15.26              137.30             1,000.79              280.71
S777            $  1,118.89            13.32              119.88               388.06              730.83
S778            $  1,118.89            13.32              119.88               388.06              730.83
S779            $  1,118.89            13.32              119.88               388.06              730.83
S780            $  1,118.89            13.32              119.88               388.06              730.83
S781            $  1,118.89            13.32              119.88               388.06              730.83
S782            $  1,118.89            13.32              119.88               388.06              730.83

  ID               SERIAL                          MAKE & MODEL                        AP VENDOR              FAACCT
  --               ------                          ------------                        ---------              ------
S783                                    3.5 HP GAS BLOWER W/VINYL HOSE DUCT     HAZCO                        0170-002
S784                                    DATA LOGGER TRANSDUCER                                               0170-002
S785                                    VAPOR EXT/GROUND WATER UNIT                                          0170-002
S786                                    WATER TREATMENT VESSELS                 CAMERON-YAKIMA               0170-002
S787                                    WATER TREATMENT VESSELS                 CAMERON-YAKIMA               0170-002
S788                                    WATER TREATMENT VESSELS                 CAMERON-YAKIMA               0170-002
S789                                    WAREHOUSE SECURITY GATE                 ECONOMY FENCE CENTER         0170-002
S790                                    BASIC SOIL AUGER KIT                    NORTHWEST PUMP & EQUIPM      0170-002
S791        000945                      CONNEX BOX                              INSTANT SPACE                0170-002
S792                                    1000LB VAPOR PHASE CARBON VESSELS       SUN-AG                       0170-002
S794        202-2226                    THERMO ANEMOMETER                       GRAINGER                     0170-002
S795        59261                       1000LB PORTABLE BALANCE SCALE           CASCO                        0170-002
S796        DCR-205-15                  DRUM TIPPER 55 GAL/ 180 DEGREE          CLARKLIFT OF SAN DIEGO       0170-002
S797                                    GREASE BARREL CHASSIS PUMP              SPOKANE PUMP/LINCOLN         0170-002
S798        202-2226                    THERMO ANEMOMETER                       GRAINGER                     0170-002
S799                                    DESORBER UNIT REBUILD                   TARMAC                       0170-002
S800        X7329576-1                  445 CDX COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S801        X7328877-1                  445 CDX COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S802        X7328876-1                  445 CDX COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S803        X7311417                    445 CDX COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S806        87142380                    445 CDX COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S807        87141412                    445 CDX COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S808        97278138                    445 CDX COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S809        18504350                    305 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S810        67041818                    225 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S811        67041551                    225 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S812        11651633                    205 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S813        10628342                    205 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S814        12895459                    205 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S818        12895318                    205 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S819        83443183                    P100 DESK TOP COMPUTER                  INTEL/COMPUSAVE              0176-002
S820        83442978                    P100 DESK TOP COMPUTER                  INTEL/COMPUSAVE              0176-002
S821        83443180                    P100 DESK TOP COMPUTER                  INTEL/COMPUSAVE              0176-002
S822        6694685                     105 CS COMPUTER                         TOSHIBA/COMPUTER CITY        0176-002
S824        6694770                     105 CS COMPUTER                         TOSHIBA/COMPUTER CITY        0176-002
S825        12688656                    205 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S826                                    200 MMX NOTEBOOK                        TOSHIBA/COMPUTER CITY        0176-002
S827                                    INTER-TEL AXXESS PHONE SYSTEM           TERRA COMMUNICATIONS         0176-002
S828        77085756                    225 CDS COMPUTER                        TOSHIBA/COMPUTER CITY        0176-002
S829        95120264                    TOSHIBA FAX MACHINE                     KELLY BUSINESS MACHINES      0176-002
S830                                    IBM-THINKPAD                            PACIFIC BUSINESS SYSTEMS     0176-002
S831                                    IBM-THINKPAD                            PACIFIC BUSINESS SYSTEMS     0176-002
S832                                    IBM-THINKPAD                            PACIFIC BUSINESS SYSTEMS     0176-002
S833                                    IBM-THINKPAD                            PACIFIC BUSINESS SYSTEMS     0176-002
S834                                    IBM-THINKPAD                            PACIFIC BUSINESS SYSTEMS     0176-002
S836        USKB123324                  HEWLETT 4SI PRINTER                     HEWLETT PACKARD              0176-002
S837        USHC038184                  HEWLETT 4SI PRINTER                     HEWLETT PACKARD              0176-002
S838        JPT001439                   HP LASER 5SI                            HEWLETT PACKARD              0176-002
S839        JP6K048433                  HP LASER 5SI                            HEWLETT PACKARD              0176-002
S841        601908                      P-133 COMPUTER                          COMPUTER CITY                0176-002


  ID            BOOK_BASIS           SEP-99             DEP EXP-99          ACCUM-99              NBV
  --            ----------           ------             ----------          --------              ---
S783            $   1,118.89           13.32                19.88                388.06            730.83
S784            $   3,023.65           36.00               323.96              2,813.67            209.98
S785            $  48,210.30          585.84               572.53             41,857.61          7,342.49
S786            $   2,841.66           33.83               304.46              2,238.12            805.54
S787            $   2,841.66           33.83               304.46              2,238.12            805.54
S788            $   2,841.66           33.83               304.46              2,238.12            805.54
S789            $   1,081.35           12.87               115.88                821.72            159.83
S790            $     779.00            9.27                83.46                884.00            115.00
S791            $   2,950.00           18.73               283.29              2,850.00              0.00
S792            $   8,120.00           98.87               870.00              7,250.00            870.00
S794            $     592.50            6.70                60.27                107.81            454.68
S795            $     575.00            2.26                52.48                575.00              0.00
S796            $     883.44           10.28                92.51                792.17             71.27
S797            $     759.46            9.04                81.37                850.65            108.80
S798            $     582.50            6.70                90.27                107.81            454.89
S799            $ 334,952.00        3,987.64            35,868.79              35,88.79        299,073.21
S800            $   2,563.31           42.72               364.50                900.01          1,663.30
S801            $   2,563.31           42.72               364.50                900.01          1,663.30
S802            $   2,563.31           42.72               364.50                900.01          1,663.30
S803            $   2,434.90           40.58               365.24                848.90          1,588.10
S806            $   2,610.00           43.50               391.50              1,025.16          1,584.85
S807            $   2,610.02           43.50               391.50              1,025.16          1,584.85
S808            $   2,455.62           40.93               368.34                839.98          1,515.88
S809            $   1,988.28           32.80               295.24                825.48          1,342.80
S810            $   2,980.47           43.17               388.57              1,070.73          1,519.74
S811            $   2,782.42           48.37               417.36              1,255.18          1,527.24
S812            $   2,824.73           43.75               393.71                971.15          1,853,58
S813            $   2,227.09           37.12               564.08              1,374.61            852.48
S814            $   1,878.71           31.31               281.81                994.67            884.04
S818            $   2,034.88           33.91               305.23              1,048.48            958.38
S819            $     856.85           14.28               128.53                255.83            601.23
S820            $     856.85           14.28               128.53                255.83            601.23
S821            $     856.85           14.28               128.53                255.83            601.22
S822            $   2,126.55           35.44               318.98              1,349.18            777.37
S824            $   3,143.42           52.39               471.51              2,107.84          1,035.58
S825            $   2,217.89           38.96               332.68              1,175.48          1,042.41
S826            $   1,976.96           32.95               296.54                571.12          1,405.64
S827            $  32,736.89          389.71             3,507.42              8,808.05         24,655.84
S828            $   2,889.62           48.33               434.94              1,254.89          1,644.73
S829            $   2,850.00           44.17               397.50              1,938.92            711.08
S830            $   2,604.00           43.40               390.60                585.85          2,038,35
S831            $   2,604.23           43.40               390.63                585.70          2,038.53
S832            $   1,372.70           22.88               205.91                298.18          1,074.52
S833            $   1,372.00           22.87               205.80                298.03          1,073.97
S834            $   1,372.00           22.87               205.80                298.03          1,073.97
S836            $   1,406.52            0.00                 0.00              1,406.52             (0.00)
S837            $   1,433.83           23.88               215.01                959.74            474.89
S838            $   1,498.67            0.00                 0.00              4,496.67             (0.00)
S839            $   1,447.84           24.13               217.18              1,321.56            126.28
S841            $   1,778.81           29.65               266.82                935.85            842.98


  ID         SERIAL               MAKE & MODEL                  AP VENDOR             FAACCT
------   ----------------     -------------------      -----------------------  ------------------
S842      500268              P-90  COMPUTER                 COMPUTER CITY            0176-002
S843      601907              P-133 COMPUTER                 COMPUTER CITY            0176-002
S844      M949502099          P-133 COMPUTER                 COMPUTER CITY            0176-002
S845      509131              P-100 COMPUTER                 COMPUTER CITY            0176-002
S646                          P-133 COMPUTER                 COMPUTER CITY            0176-002
S647      M49502096           P-133 COMPUTER                 COMPUTER CITY            0176-002
S648      500267              P-90  COMPUTER                 COMPUTER CITY            0176-002
S849                          P-133 COMPUTER                 COMPUTER CITY            0176-002
S850      601909              P-133 COMPUTER                 COMPUTER CITY            0176-002
S851      601909              P-133 COMPUTER                 COMPUTER CITY            0176-002
S852      62026088            ALDER S10 TYPEWRITER           FIRSTLINE OFFICE         0175-002
S855                          P-90 PCL ELSA FILE SERVER      COMPUTER REPAIR, INC     0176-002
S858                          CET COMPANY SIGN               JIM MANNING & ASSOC.     0175-002
S862                          MAGNA SHELL DESK PANEL         CRAWFORD                 0175-002
S863                          42" HDN LATERAL FILE CABINET   CRAWFORD                 0175-002
S864                          42" HDN LATERAL FILE CABINET   CRAWFORD                 0175-002
S865                          1700CU OFFICE SAFE             SOURCE 100               0175-002
S866                          AUDIO VISUAL BOARD3076         CRAWFORD                 0175-002
S867      Y8215376A           NOTEBOOK COMPUTER              TOSHIBA                  0176-002
S868      Y8214843A           NOTEBOOK COMPUTER              TOSHIBA                  0176-002
S869      Y8202213A           NOTEBOOK COMPUTER              TOSHIBA                  0176-002
S892      500256              P-90 COMPUTER                  COMPUTER                 0176-002
S902      174DVJ2978          GP300 RADIO                    MOTOROLA                 0170-002
S907      174FVJ6950          GP300 RADIO                    MOTOROLA                 0170-002
S909      174FVJ5926          GP300 RADIO                    MOTOROLA                 0170-002
S910      174FVJ6928          GP300 RADIO                    MOTOROLA                 0170-002
S911      174FVJ3215          GP300 RADIO                    MOTOROLA                 0170-002
S914      174FWN1115          GP300 RADIO                    MOTOROLA                 0170-002
S915      174FWND942          GP300 RADIO                    MOTOROLA                 0170-002
S916      174FWLD223          GP300 RADIO                    MOTOROLA                 0170-002
S918      174FWDL211          GP300 RADIO                    MOTOROLA                 0170-002
S919      174FWN1146          GP300 RADIO                    MOTOROLA                 0170-002
S921      174FWN1152          GP300 RADIO                    MOTOROLA                 0170-002
S922      174FWN1145          GP300 RADIO                    MOTOROLA                 0170-002
S935      174FLWD204          GP300 RADIO                    MOTOROLA                 0170-002
S936      174FWN1118          GP300 RADIO                    MOTOROLA                 0170-002
S937      174FWN1144          GP300 RADIO                    MOTOROLA                 0170-002
P100      1FTDF1727VKB15641   97 F150                        FORD                     0172-002
P102      1FTJW36F3VEAS1658   97 F350                        FORD                     0172-002
P105      2FDLFH47MOMCADS     91 F450 FLAT BED               FORD                     0171-002
P111      WC619386            28'x8' RESPONSE TRAILER        WELLS CARGO              0170-002
P200                          15HP OUTBOARD MOTOR            JOHNSON                  0170-002
P201                          15HP OUTBOARD MOTOR            EVINRUDE                 0170-002
P202      SYL492206896        SKIFF & TRAILER                STEVENS MARINE/SYLVAN    0170-002
P203      SMK820288191        SKIFF & TRAILER                SMOKER CRAFT             0170-002
P300                          M-4  PUMP                      WILDEN                   0170-002
P301                          M-15 PUMP                      WILDEN                   0170-002
P302                          M-15 PUMP                      WILDEN                   0170-002
P303                          M-15 PUMP                      WILDEN                   0170-002
P304                          M-15 PUMP                      WILDEN                   0170-002

 ID         BOOK BASIS          SEP-99           DEP EXP-99           ACCUM-99            NBV
------   ----------------    -------------   -----------------   ----------------     ----------
S842         4,028.30              67.14              604.25           3,403.91           624.39
S843         1,778.81              29.65              266.82             935.85           842.96
S864         1,991.96              33.20              298.79           1,660.27           131.69
S865         2,207.22              36.79              331.08           1,530.34           676.88
S646         1,372.71              22.68              205.91             624.58           748.13
S647         1,947.65              32.46              292.15           1,818.89           128.76
S648         2,948.14              49.14              442.22           2,491.16           456.95
S849         1,372.70              22.88              205.91             824.58           748.12
S850         1,566.74              26.11              235.01             824.28           742.46
S851         1,566.74              26.11              235.01             824.28           742.48
S852           700.70               0.00                0.00             700.70            (0.00)
S855        20,060.98             343.35            3,009.14          18,951.51         3,109.45
S858         3,080.65              36.68              330.09           2,013.56         1,067.29
S862           503.13               5.88               53.91             309.27           193.88
S863           615.95               7.33               65.93             380.57           235.35
S864           635.78               7.57               68.12             102.43           533.35
S865           773.63               9.21               82.89             597.11           178.52
S866           938.88              10.82               97.38             558.87           350.21
S867         1,303.17              21.72              173.78             173.76         1,129.41
S868         1,303.17              21.72              173.78             173.75         1,129.41
S869         1,303.18              21.72              173.76             173.75         1,129.41
S892         4,028.30              67.14              604.25           3,403.91           624.39
S902         1,074.58              12.79              115.13             650.72           423.86
S907           939.33              11.18              100.64             558.82           370.51
S909           939.33              11.16              100.64             161.77           777.56
S910           939.33              11.18              100.64             568.82           370.51
S911           939.33              11.18              100.64             568.82           370.51
S914         1,064.05              12.67              114.01             497.40           568.65
S915         1,064.05              12.67              114.01             497.40           568.65
S916         1,064.05              12.67              114.01             497.40           568.65
S918           888.60              10.55               94.99             414.45           472.15
S919           888.60              10.55               94.99             414.45           472.15
S921           888.60              10.55               94.99             414.45           472.15
S922           888.60              10.55               94.99             414.45           472.15
S935         1,064.05              12.67              114.01             497.40           568.65
S936           888.60              10.55               94.99             414.45           472.15
S937         1,064.05              12.67              114.01             497.40           568.65
P100        16,511.56             275.19            2,476.73           7,430.20         9,081.36
P102        27,599.40             459.99            4,139.91          17,510.29        10,089.11
P105        22,000.00             966.67            3,300.00          21,095.58           904.44
P111        10,526.00             175.43            1,578.90           6,549.51         3,978.49
P200         1,800.00              15.00              135.00             589.50         1,210.50
P201         1,799.00              14.99              134.83             546.20         1,250.80
P202         2,059.00              34.32              308.85           1,254.85           804.15
P203         2,500.00              41.67              375.00           1,209,72         1,290.26
P300           800.00               7.14               64.29             526.90            73.10
P301         1,500.00              17.86              160.71           1,027.38           472.62
P302         1,500.00              17.86              160.71           1,027.38           472.62
P303         1,500.00              17.86              160.71           1,027.38           472.62
P304         1,500.00              17.86              160.71           1,027.38           472.62

ID           SERIAL          MAKE & MODEL                      AP VENDOR              FAACCT     BOOK_BASIS     SEP-99    DEP EXP-99
----      ------------    ----------------------------------   ---------------------  --------   -----------    ------   -----------

P305                      M-4 PUMP                             WILDEN                 0170-002   $    600.00      7.14      64.28
P306      9201            FLOTO PUMP                           WATERIOUS              0170-002   $  1,500.00     17.95     150.71
P307      169322          VAC-U-MAX CLOSED TOP                 VACUMAX                0170-002   $    900.00     10.71      96.43
P400      1457476         2.2 KW-GENERATOR                     DAYTON                 0170-002   $    500.00      5.95      53.57
P403      EA7-1134068     EM50005 GENERATOR                    HONDA                  0170-002   $  2,399.00     28.58     257.04
P404      12018           AIR COMPRESSOR                       SULLIVAN               0170-002   $ 15,000.00    178.57   1,607.14
P500      ALT285194358    IASA SCBA                            ULTRALITE              0170-002   $  1,900.00     22.52     203.57
P501      ALT285155242    MSA SCBA                             ULTRALITE              0170-002   $  1,900.00     22.62     203.57
P502      ALT295194296    MSA SCBA                             ULTRALITE              0170-002   $  1,900.00     22.62     203.57
P508                      HIP AIR PACK                         MSA                    0170-002   $  1,000.00     11.90     107.14
P509                      HIP AIR PACK                         MSA                    0170-002   $  1,000.00     11.90     107.14
P510      ALT285224729    MSA SCBA                             ULTRALITE              0170-002   $  1,900.00     22.62     203.57
P511      TP705-1727      BIO SYSTEM                           BIO SYSTEMS            0170-002   $  1,000.00     23.51     214.29
P512      TP806-2229      BIO SYSTEM                           BIO SYSTEMS            0170-002   $  2,000.00     23.81     214.29
P513      M003-2933       BIO SYSTEM                           BIO SYSTEMS            0170-002   $  2,000.00     23.81     214.29
P600                      400 OIL CONTAINMENT BOOM             AMERICAN SEA CURTAIN   0170-002   $  4,475.00     53.27     479.46
P708      9108143008      LEL METER                            INDUSTRIAL SCIENTIFIC  0170-002   $  1,100.00     13.10     117.66
P714                      2400 FAST TANK                       TENYERS                0170-002   $  3,150.00     37.50     337.50
P720                      COPPUS BLOWER                        COPPUS                 0170-002   $  1,500.00     17.56     180.71
P721                      COPPUS BLOWER                        COPPUS                 0170-002   $  2,934.00     34.94     314.45
P722      WD796-6101      ALPHA 3100 OILWATER SEPARATOR        LANDA                  0170-002   $  8,835.50     81.38     732.38
P723      VB564034        WELDING MACHINE                      MILLER                 0170-002   $    500.00      5.95      53.57
P724      07921174        CONFINED SPACE SYSTEM MODEL #K1550                          0170-002   $  3,100.00     36.90     332.14
P725                      WRENCH SET/TOOLS                     CRAFTSMAN              0170-002   $    510.24      6.07      54.67
P730      54699V          FALL PROTECTION & RETRIEVE           MILLER                 0170-002   $  2,200.00     25.19     235.71
P731      CC0243          LASER TRANSIT                                               0170-002   $    895.00     10.65      95.89
P732      973500003       HEPA VAC                             EUROCLEAN              0170-002   $  1,225.00     14.56     131.25
P733      9735000032      HEPA VAC                             EUROCLEAN              0170-002   $  1,225.00     20.42     183.75
P734      973500006       HEPA VAC                             EUROCLEAN              0170-002   $  1,225.00     14.58     131.25
P735      973500005       HEPA VAC                             EUROCLEAN              0170-002   $  1,225.00     14.58     131.25
P737      903046013       LEL METER                            INDUSTRIAL SCIENTIFIC  0170-002   $    500.00      5.95      53.57
P738      53625V          FALL PROTECTION/BLOCK                MILLER                 0170-002   $  1,474.85     17.56     158.02
P739                      SOIL SAMPLER BORE KIT                ARTS MANUFACTURING     0170-002   $  1,000.00     11.90     107.14
P740      TK-02           VAC-U-MAX CLOSED TOP DRUM            VAC-U-MAX              0170-002   $  1,000.00     11.90     107.14
P741      55D-D61         VAC-U-MAX OPEN TOP DRUM              VAC-U-MAX              0170-002   $  1,000.00     11.90     107.14
P743                      FILTER PRESS                         ELMCO                  0170-002   $  2,000.00     23.61     214.29
P744                      EXPLOSION PROOF LIGHTS                                      0170-002   $    900.00     10.71      96.43
P745                      HAZCAT KIT                           HAZTECH                0170-002   $  2,713.23     32.30     290.70
P746      38511847X7      CHAIN SAW                            STILH                  0170-002   $    446.90      5.32      47.88
P802      D75453111       LAPTOP                               TOSHIBA                0176-002   $  2,009.57     33.50     301.48
P804                      COMPUTER                             GATEWAY                0176-002   $  2,590.00      0.00      56.79
P807      11BHNTZ         TYPEWRITER                           IBM                    0170-002   $    575.00      9.58      89.25
P808                      AUTOMATED PHONE SYSTEM               SAMSUNG                0175-002   $ 13,774.32    153.96   1,475.82
P809                      435 CDS LAPTOP                       TOSHIBA                0176-002   $  1,585.95     26.43     237.89
P908                      CELL PHONE                           MOTOROLA               0170-002   $    500.00      0.00       0.00
P909                      CELL PHONE                           MOTOROLA               0170-002   $    500.00      0.00       0.00
P910                      CELL PHONE                           MOTOROLA               0170-002   $    500.00      0.00     211.11
P911                      CELL PHONE                           MOTOROLA               0170-002   $    500.00      0.00     211.11
P912                      CELL PHONE                           MOTOROLA               0170-002   $    500.00      0.00     211.11
                          OFFICE FILES                         DELATTE METALS         0174-002   $    785.94      9.38      46.78

ID            ACCUM-99      NBV
----        ----------   ---------

P305           410.95       189.05
P306           882.74       617.25
P307           616.43       283.57
P400           439.08        60.91
P403         1,041.47     1,357.53
P404        10,273.81     4,725.19
P500         1,164.88       735.12
P501         1,301.35       596.65
P502         1,301.35       596.65
P508           684.92       315.08
P509           684.92       315.08
P510         1,301.35       698.65
P511         1,369.84       630.16
P512         1,368.54       630.16
P513         1,389.54       630.16
P600         1,930.29     2,544.71
P708           753.41       346.59
P714         2,583.75       568.25
P720         1,027.38       472.52
P721         1,541.99     1,392.91
P722         2,948.49     3,887.01
P723           342.46       157.54
P724         2,123.25       876.75
P725           220.09       290.15
P730           516.83     1,665.17
P731           222.68       872.32
P732           312.57       912.43
P733           437.60       787.40
P734           312.57       912.43
P735           312.57       912.43
P737           342.48       157.54
P738         1,010.16       464.89
P739           684.92       315.08
P740           215.87       784.13
P741           215.87       784.13
P743         1,060.16       819.84
P744           618.43       283.57
P745           812.89     1,900.34
P746           194.01       252.89
P802         1,258.40       751.47
P804         2,690.00        (1.00)
P807           345.32       229.58
P808         3,312.40    10,481.92
P809           728.95       857.29
P908           500.00         0.00
P909           500.00         0.00
P910           500.00         0.00
P911           500.00         0.00
P912           500.00         0.00
                48.78       739.18

  ID               SERIAL                          MAKE & MODEL                        AP VENDOR              FAACCT
  --               ------                          ------------                        ---------              ------
                                        TOSHIBA                                 ANDREA LINDQUIST             0176-002
                                        TOSHIBA                                 LAURIE TEUN                  0176-002
                                        TOSHIBA                                 BRYAN CHERNICK               0176-002
                                        HP LASER JET 5SI                        COMPUTERS & APPLICATIONS     0176-002
                                        15 HP 3 PHASE MOTOR                     DAVIS PUMP & ELECTRIC        0170-002
                                        PH METER PROBE/RECEPTACLE               TBI BAILEY                   0170-002
                                        101165 DIGITEC PRINT                    MOUNTAIN PACIFIC MACHINE     0170-002
                                        TOSHIBA                                 CAROL TIERNEY                0176-002
                                        TOSHIBA                                 LAURIE TEUN                  0176-002


  ID           BOOK_BASIS             SEP-99             DEP EXP-99          ACCUM-99              NBV
  --           ----------             ------             ----------          --------              ---
             $       800.00            13.33              105.67               105.67              693.33
             $     1,521.45            25.36              177.50               177.50            1,343.96
             $       790.20            13.17               52.68                52.68              737.52
             $     2,334.84            38.91              116.74               116.74            2,218.10
             $       694.02            11.57               23.13                23.13              670.89
             $     1,237.14            20.82               41.24                41.24            1,195.90
             $     2,197.25            36.62               73.24                73.24            2,124.01
             $     1,646.17            30.77               61.54                61.54            1,784.53
             $     1,751.75            29.20               58.39                58.39            1,593.36

             $ 1,663,351.18      $ 20,257.41        $ 183,975.96         $ 697,014.67       $  868,346.51

FURNITURE AND EQUIPMENT

                                                                 SCHEDULE 1.E.
                                                              ANCILLARY ASSETS



     Ancillary Assets as defined in the Asset Purchase and Assignment Agreement shall mean and include all documents, books and records, instruments, databases, stationery, preprinted forms, programs, records, intangibles, consultants' reports and memoranda, customer, vendor and supplier lists, trade secrets and other proprietary or confidential information, work files and work products necessary for closing out delivery orders, telephone numbers and other assets of Seller, in each case which relate solely or primarily to the Acquired Assets or are used solely or primarily with Acquired Assets or are used solely or primarily in the performance of the EPA Contracts. Ancillary Assets shall not include any EPA Contract Equipment or Excluded Assets.

                                  SCHEDULE 3.C

                         SCHEDULE OF ASSUMED LIABILITIES


     The only liabilities of Sellers that Purchaser shall be obligated to assume are as follows:

     (1) The direct obligations of Sellers under the EPA Contracts relating to performance after the Closing Date; and

     (2) Obligations and liabilities of Sellers, whether to the EPA or third parties that can be reasonably and foreseeably implied from the terms of the EPA Contracts or the Federal Acquisition Regulations as necessary or required in connection with the assumption, novation or performance of the EPA Contracts, from and after the Closing Date. Examples of the foregoing shall include, but are not limited to, any obligations of Sellers under the EPA Contracts to use minority or small business contractors or the requirement to lease or acquire particular items of equipment necessary to complete performance under the EPA Contracts. This does not include government or third party claims arising out of Seller's performance of the EPA contract prior to the Closing Date.

     (3) Seller leases at the property located at 170 West Dayton, Edmonton, WA.

                                                                  SCHEDULE 1.D
                                                        EDMONDS FACILITY LEASE













                               SEE ATTACHED LEASE

                                                                SCHEDULE 3.A.(j)
                                        BILL OF SALE, ASSIGNMENT AND ASSUMPTION


     CET Environmental Services, Inc., a California corporation having an address at 7032 D. Revere Parkway, Englewood, CO 80112 ("CET") (hereinafter Seller), as of the _________ day of ________________, 1999, in consideration of the sum of ONE DOLLAR ($1.00) and other good and valuable consideration paid to Sellers by IT CORPORATION, a corporation organized and existing under the laws of the State of California, having its principal office at 2790 Mosside Boulevard, Monroeville, Pennsylvania, 15146-2792 ("Purchaser"), the receipt and sufficiency of which is hereby acknowledged, hereby sells, transfers, conveys, sets over and assigns to Purchaser, it successors and assigns, the following:

     All Acquired Assets (as more particularly listed in the referenced Schedules to the Asset Purchase and Assignment Agreement (the "Purchase Agreement") between the parties, incorporated by reference herein and made part thereof), including:

     A. the EPA Contracts, as listed in the Schedule 1 A. of the Purchase Agreement;

     B. the EPA Contract Equipment, as listed in Schedule 1.C of the Purchase Agreement;

     C the Insurance and Indemnity Rights and the Claim Rights, each as described in Section 1.D of the Purchase Agreement; and

     D.   the Ancillary Assets, as listed in Schedule 1.D of the Purchase
          Agreement.

     In consideration of the above, the Purchase hereby assumes those obligations, indebtedness and liabilities of the Seller described on Schedule 3.D to the Purchase Agreement (the "Assumed Liabilities").

     Seller warrants that IT has good and marketable title to the Acquired Assets and are conveying the Acquired Assets to Purchaser free and clear of all liens, encumbrances, claims charges or other liabilities (except for the Assumed Liabilities), and agrees to execute all documents necessary or advisable to convey such title to Purchaser. Purchaser acknowledges that Sellers are making no express or implied warranty or representation as to the condition, merchantability or suitability as to any of the Acquired Assets and that Purchaser takes the Acquired Assets of Sellers "as is" and "where is"; provided, however that Purchaser shall not be obligated to take title to:

     A. contaminated EPA Contract Equipment not located on an active EPA Contract job site unless Seller agree to cause or pay for decontamination of same; or

     B. any EPA Contract Equipment which is incapable of being used for the original purpose for which it was intended.

     The Seller covenants arid agrees to warrant and defend the sale, transfer or assignment of the EPA Contracts from and against all persons.

     The Purchaser covenants and agrees to warrant and defend the purchase, transfer, and assumption of the Assumed Liabilities, from and against all persons.

     All capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Purchase Agreement.

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Bill of Sale, Assignment and Assumption on the day and year first above written.


                                       CET Environmental Services, Inc.

                                       By:
                                          ------------------------------------
                                       Its:
                                           -----------------------------------


                                       IT Corporation

                                       By:
                                          ------------------------------------
                                       Its:
                                           -----------------------------------

                                                                   SCHEDULE 6.A
                                                    EPA LEASED EQUIPMENT LEASES












                        TO BE PROVIDED PRIOR TO CLOSING.

                                                            SCHEDULE 11.A (vi)
                                                                 LABOR MATTERS






                                      NONE

                                                           Schedule 11.A (vii)
                                                                       PERMITS









                                      NONE

                                                             SCHEDULE 11(viii)
                                                         ENVIRONMENTAL MATTERS










                                      NONE

                                                            SCHEDULE 11.A (ix)
                                                          GOVERNMENT CONTRACTS




     Seller is currently suspended from government contract and grant programs by the U.S. Environmental Protection Agency for the reasons set forth in the Notice of Suspension, dated August 10, 1999, from Robert F. Meumier, Debarring to the Notice of Suspension.